Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

October 29, 2024

Dear Contract Owner,

As a contract owner who beneficially owns shares of at least one of the following portfolios of the Advanced Series Trust (the "Trust"):

•  AST ClearBridge Dividend Growth Portfolio

•  AST Cohen & Steers Realty Portfolio

•  AST MFS Global Equity Portfolio

•  AST T. Rowe Price Natural Resources Portfolio

You are cordially invited to a Special Meeting of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolio(s) listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") for which you own shares. The Meetings are scheduled to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on December 11, 2024, at the times indicated below:

Target Portfolio	Meeting Time
AST ClearBridge Dividend Growth Portfolio AST Cohen & Steers Realty Portfolio AST MFS Global Equity Portfolio AST T. Rowe Price Natural Resources Portfolio	10:00 a.m. Eastern time 10:30 a.m. Eastern time 11:00 a.m. Eastern time 11:30 am. Eastern time

The Meetings are very important to the future of the Target Portfolios. At each Meeting, the shareholders of the relevant Target Portfolio separately will be asked to approve a Plan of Reorganization of the relevant Target Portfolio (each, a "Plan" and collectively, the "Plans"). As more fully explained in the attached Prospectus/Proxy Statement, each Plan provides for the transfer of the applicable Target Portfolio's assets to the AST Large-Cap Core Portfolio (the "Acquiring Portfolio"), a separate series of the Trust, in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (each a "Reorganization" and collectively, the "Reorganizations"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio (as Repositioned)."

The Reorganizations will consolidate multiple portfolios, providing an opportunity for shareholders to experience improved economies of scale. As a result of the Reorganizations, each Target Portfolio will experience a decrease in total gross and net operating expenses as well as the potential for improved performance.

It is expected that there will be no adverse tax consequences to Contract owners as a result of the Reorganizations. The Reorganizations will not cause any fees or charges under your current contract to be greater after the Reorganizations than before the Reorganizations, and the Reorganizations will not alter your rights under your contract or the obligations of the insurance company that issued the contract. If the Plan with respect to your Target Portfolio is approved and the Reorganization of your Target Portfolio is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio(s). It is expected that the Reorganizations, if approved, would be completed on or about January 27, 2025.

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders of one or more of the Target Portfolios do not approve a Reorganization, the investment adviser will not move forward with any of the Reorganizations.

The Board of Trustees of the Trust (the "Board") has approved each Reorganization and recommends that you vote "FOR" the Reorganization of your Target Portfolio. Although the Board has determined that each Reorganization is in the best interest of shareholders, the final decision is yours.

The following pages include important information on the proposed Reorganizations in a question-and-answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganizations, which you should read carefully.

Your vote is important no matter how large or small your investment. We urge you to provide your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 1-800-690-6903 or you may vote over the Internet by going to www.proxyvote.com.

We encourage you to send your voting instructions to the Trust prior to December 11, 2024. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of a Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganizations. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganizations, please call 1-888-778-2888 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the attached Prospectus/Proxy Statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposals because you are the beneficial owner of shares of one or more of the following portfolios:

•  AST ClearBridge Dividend Growth Portfolio (the "ClearBridge Portfolio")

•  AST Cohen & Steers Realty Portfolio (the "Cohen & Steers Portfolio")

•  AST MFS Global Equity Portfolio (the "MFS Portfolio")

•  AST T. Rowe Price Natural Resources Portfolio (the "T. Rowe Portfolio")

Each portfolio listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") is a series of the Advanced Series Trust (the "Trust"). Each Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization of one or more of the Target Portfolios, as applicable depending upon the Target Portfolio(s) in which you are a beneficial owner, into the AST Large-Cap Core Portfolio (the "Acquiring Portfolio" and together with the Target Portfolios, the "Portfolios"), which is also a series of the Trust (each a "Reorganization" and collectively, the "Reorganizations"). Each Reorganization proposal has been recommended by PGIM Investments LLC ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS") for the relevant Target Portfolio (the "Manager"), and has been approved by the Board of Trustees of the Trust (the "Board"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio (as Repositioned)."

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders of one or more of the Target Portfolios do not approve a Reorganization, the Manager will not move forward with any of the Reorganizations and will consider other options for each Target Portfolio.

Q3. HOW WILL THE REORGANIZATIONS IMPACT FEES AND EXPENSES?

A. The Board has approved a contractual management fee reduction for the Acquiring Portfolio in connection with the Reorganization. As discussed in further detail in the attached Prospectus/Proxy Statement, if each Reorganization is approved, it is expected the total gross and net operating expense ratios of the Combined Portfolio (as Repositioned) will be lower than the total gross and net operating expense ratio of each Target Portfolio. The contractual management fee reduction is contingent upon the approval and implementation of each Reorganization by the applicable Target Portfolio's shareholders. The reduced contractual management fee for the Acquiring Portfolio will become effective on or about the date of the Reorganizations, which is expected to be on or about January 27, 2025. The contractual management fee reduction is referred to throughout the attached Prospectus/Proxy Statement as the "Management Fee Reduction."

Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. WHY ARE THE REORGANIZATIONS BEING PURSUED?

A. Effective December 31, 2020, Prudential Financial, Inc. ("Prudential") discontinued sales of traditional variable annuity contracts with guaranteed living benefits and restricted additional purchases into certain existing contracts. The closure of these products, coupled with industry trends impacting the platform, has resulted in limited potential sources of long-term scale and the likelihood of related expense increases for the Portfolios. The Manager's goal in making the proposals set forth in the attached Prospectus/Proxy Statement and other recent changes to the Prudential fund platform is to ensure shareholders are protected from decreasing economies of scale due to lower expected asset levels in the long term, and to provide the potential for improved performance through newly repositioned portfolios; all the while preserving the high-level services shareholders have come to expect.

With respect to the Portfolios, the Reorganizations will consolidate the Target Portfolios and the Acquiring Portfolio, providing an opportunity to improve overall economies of scale in the near term. In addition, shareholders of each Target Portfolio are expected to benefit from reduced total gross and net expenses as shareholders of the Combined Portfolio (as Repositioned) following the Reorganizations. The Reorganizations also provide shareholders of the Target Portfolios with the potential for improved performance as the Acquiring Portfolio has outperformed, and hypothetically as repositioned would have outperformed each Target Portfolio.

Q5. HOW WILL THE REORGANIZATIONS IMPACT SHAREHOLDERS?

A. Based on information available, as indicated below, the Reorganizations are expected to benefit shareholders for several reasons, including:

•  The Combined Portfolio (as Repositioned) will be larger than each of the Target Portfolios with an estimated $2.2 billion based on net assets as of June 30, 2024, which will improve overall economies of scale;

•  Assuming the Repositioning (as discussed herein), Reorganizations, and Management Fee Reduction had been in effect for the one-year period ended June 30, 2024, the pro forma gross and net operating expense ratios for the Combined Portfolio (as Repositioned) would have been lower than the total gross and net operating expense ratios of each Target Portfolio, respectively; and

•  The aggregate annualized estimated Target Portfolio shareholder savings from the Reorganizations will be approximately $3.7 million, based on portfolio assets for a one-year period, based on current assets as of June 30, 2024.

Please read pages 26-27 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q6. WHAT IS THE REPOSITIONING AND WHAT WILL HAPPEN TO THE TARGET PORTFOLIOS' CURRENT INVESTMENTS?

A. As explained further in the attached Prospectus/Proxy Statement, effective on or about the date of the Reorganizations, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge Investments, LLC and Dimensional Fund Advisors LP as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan Investment Management, Inc. and PGIM Quantitative Solutions LLC, and making certain changes to the Acquiring Portfolio's principal investment strategies (collectively, the "Repositioning"). In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio," and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning pursuant to the Management Fee Reduction. The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganizations are not approved. The Repositioning is contingent upon shareholder approval of the Reorganizations because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and rationalization of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganizations.

The extent to which the securities of the Target Portfolios will be retained in the Combined Portfolio (as Repositioned) will be determined by the subadvisers to the Combined Portfolio (as Repositioned). It is expected that approximately 46.7% of the securities of the Target Portfolios in the aggregate will be retained in connection with the Reorganization and Repositioning. Please see pages 30-89 of the attached Prospectus/Proxy Statement for a comparison of the principal investment strategies of the Target Portfolios, Acquiring Portfolio, and the Combined Portfolio (as Repositioned). Please see Q8 for additional information on the costs associated with the Reorganization and Repositioning.

Q7. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE REORGANIZATIONS?

A. Yes. The Board determined that the Reorganizations would be in the best interests of each Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolios' and Acquiring Portfolio's contract owners and shareholders would not be diluted as a result of the Reorganizations. The Board, including a majority of the trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), voted to approve the Reorganizations.

The Board considered information regarding any potential adverse impact to shareholders as a result of the Reorganizations. See pages 26-27 of the attached Prospectus/Proxy Statement for a discussion of factors considered by the Board in approving the Reorganizations.

Q8. WHO IS PAYING FOR THE COSTS ASSOCIATED WITH THE REORGANIZATIONS?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, other than transaction costs, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the Prospectus/Proxy Statement and related materials, will be paid by the Manager or its affiliates, not the Target Portfolios or the Acquiring Portfolio. These costs are expected to be approximately $274,339.

Each Target Portfolio will bear the transaction costs related to its Reorganization. Such transaction costs typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be approximately $50,000 (0.002% of the ClearBridge Portfolio's net assets) for the ClearBridge Portfolio, $92,000 (0.004% of the Cohen & Steers Portfolio's net assets) for the Cohen & Steers Portfolio, $145,000 (0.007% of the MFS Portfolio's net assets) for the MFS Portfolio, and $54,000 (0.002% of the T. Rowe Portfolio's net assets) for the T. Rowe Portfolio. These transaction costs relate to aligning the portfolio holdings of the Target Portfolios in anticipation of the Reorganizations with the portfolio holdings of the repositioned Acquiring Portfolio. Shareholders of the Target Portfolios will not bear any costs associated with the Repositioning of the Acquiring Portfolio.

Q9. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is September 13, 2024. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the relevant Target Portfolio as of the record date. You are entitled to vote on the Reorganization of each Target Portfolio of which you beneficially own shares.

Q10. WHEN WILL THE SHAREHOLDER MEETINGS TAKE PLACE?

A. The shareholder meetings (each, each a "Meeting and collectively, the "Meetings") are scheduled to take place at the offices of the Trust on December 11, 2024, at the location and times indicated below:

Target Portfolio	Meeting Time
AST ClearBridge Dividend Growth Portfolio AST Cohen & Steers Realty Portfolio AST MFS Global Equity Portfolio AST T. Rowe Price Natural Resources Portfolio	10:00 a.m. Eastern time 10:30 a.m. Eastern time 11:00 a.m. Eastern time 11:30 a.m. Eastern time

Q11. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meetings to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions;

•  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meetings;

•  Calling toll-free 1-800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meetings; or

•  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meetings.

Q12. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q13. WHEN WILL THE PROPOSED REORGANIZATIONS TAKE PLACE?

A. If approved, the proposed Reorganizations are currently expected to be completed on or about January 27, 2025.

Q14. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q15. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATIONS?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-888-778-2888 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Q16. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIOS WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of each Target Portfolio without penalty during the period within 60 days of the effective date of the Reorganizations (i.e., from 60 days before to 60 days after the effective date of the Reorganizations). Such transfer will not count towards a contract owner's allotted transfers.

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AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO,
AST COHEN & STEERS REALTY PORTFOLIO,
AST MFS GLOBAL EQUITY PORTFOLIO, AND
AST T. ROWE PRICE NATUAL RESOURCES PORTFOLIO,
EACH A SERIES OF ADVANCED SERIES TRUST

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON DECEMBER 11, 2024

To the Shareholders of the AST ClearBridge Dividend Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST MFS Global Equity Portfolio and AST T. Rowe Price Natural Resources Portfolio, each a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust"), will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on December 11, 2024 at the times indicated below.

Target Portfolio	Referred to Herein As	Meeting Time
AST ClearBridge Dividend Growth Portfolio AST Cohen & Steers Realty Portfolio AST MFS Global Equity Portfolio AST T. Rowe Price Natural Resources Portfolio	ClearBridge Portfolio Cohen & Steers Portfolio MFS Portfolio T. Rowe Portfolio	10:00 a.m. Eastern time 10:30 a.m. Eastern time 11:00 a.m. Eastern time 11:30 a.m. Eastern time

The purposes of the Meetings are as follows:

I.  For shareholders of the ClearBridge Portfolio, to approve a Plan of Reorganization of the Trust on behalf of the ClearBridge Portfolio and the AST Large-Cap Core Portfolio (the "Acquiring Portfolio"), a series of the Trust, regarding the proposed reorganization of the ClearBridge Portfolio into the Acquiring Portfolio;

II.  For shareholders of the Cohen & Steers Portfolio, to approve a Plan of Reorganization of the Trust on behalf of the Cohen & Steers Portfolio and the Acquiring Portfolio regarding the proposed reorganization of the Cohen & Steers Portfolio into the Acquiring Portfolio;

III.  For shareholders of the MFS Portfolio, to approve a Plan of Reorganization of the Trust on behalf of the MFS Portfolio and the Acquiring Portfolio regarding the proposed reorganization of the MFS Portfolio into the Acquiring Portfolio;

IV.  For shareholders of the T. Rowe Portfolio, to approve a Plan of Reorganization of the Trust on behalf of the T. Rowe Portfolio and the Acquiring Portfolio regarding the proposed reorganization of the T. Rowe Portfolio into the Acquiring Portfolio; and

V.  To transact such other business as may properly come before the Meetings or any adjournment thereof.

As described in more detail below, each Plan of Reorganization (each, a "Plan" and collectively, the "Plans") provides for the transfer of all of the applicable Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, each Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their applicable Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposals.

A copy of the form of Plan is attached as Exhibit A to the Prospectus/Proxy Statement. The Plan for each Target Portfolio is identical but for the Target Portfolio's name.

The acquisition of all of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of each Target Portfolio approve the applicable Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio and each Target Portfolio will liquidate. Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders of one or more of the Target Portfolios do not approve a Reorganization, the Manager will not move forward with the Repositioning or the Management Fee Reduction (as those terms are defined in the Prospectus/Proxy Statement) or the Reorganizations.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on September 13, 2024, as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, or any adjournment thereof, and only holders of record of shares of each Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the applicable Meeting or any adjournment thereof. Each full share of each Target Portfolio is entitled to one vote on the respective proposal, and each fractional share of each Target Portfolio is entitled to a corresponding fractional vote on the respective proposal.

You are cordially invited to attend the relevant Meeting(s) for your Target Portfolio(s). If you do not expect to attend a Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to that Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETINGS.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

ADVANCED SERIES TRUST
COMBINED PROXY STATEMENT
for
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
AST COHEN & STEERS REALTY PORTFOLIO,
AST MFS GLOBAL EQUITY PORTFOLIO, AND
AST T. ROWE PRICE NATUAL RESOURCES PORTFOLIO
EACH A SERIES OF ADVANCED SERIES TRUST,
and
PROSPECTUS
for
AST LARGE-CAP CORE PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Dated October 29, 2024

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganizations of each of AST ClearBridge Dividend Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST MFS Global Equity Portfolio, and AST T. Rowe Price Natural Resources Portfolio into AST Large-Cap Core Portfolio

This combined Prospectus/Proxy Statement is furnished in connection with the Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed in the table below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust"). At the Meetings, you will be asked to consider and approve a Plan of Reorganization of the Trust (each a "Plan" and collectively, the "Plans") that provides for the reorganization of the applicable Target Portfolio into the AST Large-Cap Core Portfolio (the "Acquiring Portfolio," and together with the Target Portfolios, the "Portfolios"), a separate series of the Trust.

Target Portfolio	Referred to Herein As
AST ClearBridge Dividend Growth Portfolio	ClearBridge Portfolio
AST Cohen & Steers Realty Portfolio	Cohen & Steers Portfolio
AST MFS Global Equity Portfolio	MFS Portfolio
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Portfolio

As described in more detail below, each Plan provides for the transfer of all of the applicable Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of such Target Portfolio as a separate series of the Trust.

The acquisition of all of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of each Target Portfolio approve the applicable Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio and each Target Portfolio will liquidate.(1)

The Meetings will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on December 11, 2024, at the times indicated below:

Target Portfolio	Meeting Time
AST ClearBridge Dividend Growth Portfolio	10:00 a.m. Eastern time
AST Cohen & Steers Realty Portfolio	10:30 a.m. Eastern time
AST MFS Global Equity Portfolio	11:00 a.m. Eastern time
AST T. Rowe Price Natural Resources Portfolio	11:30 a.m. Eastern time

The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolios and have fixed the close of business on September 13, 2024 (the "Record Date"), as the record date for determining shareholders of each Target Portfolio entitled to notice of, and to vote at, the applicable Meeting or any adjournment thereof. Only holders of record of shares of a Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the applicable Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to contract owners on or about October 29, 2024.

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders of one or more Target Portfolios do not approve a Reorganization, the Manager will not move forward with the Repositioning or the Management Fee Reduction or the Reorganizations.

The investment objective of the Target Portfolios and the Acquiring Portfolio are similar. The investment objectives of each Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST ClearBridge Dividend Growth Portfolio	seek income, capital preservation, and capital appreciation
AST Cohen & Steers Realty Portfolio	seek to maximize total return through investment in real estate securities
AST MFS Global Equity Portfolio	seek capital growth
AST T. Rowe Price Natural Resources Portfolio

seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities

(1)  As explained further in this Prospectus/Proxy Statement, effective on or about the date of the Reorganizations, which are expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned," becoming the "Combined Portfolio (as Repositioned)." The repositioning involves hiring ClearBridge Investments, LLC and Dimensional Fund Advisors LP as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan Investment Management, Inc. and PGIM Quantitative Solutions LLC, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. The preceding actions are referred to as the "Repositioning" or the "Management Fee Reduction" as applicable. As a result of the Reorganizations, shareholders of the Target Portfolios will become shareholders of the Combined Portfolio (as Repositioned). The Manager will not move forward with the Repositioning or the Management Fee Reduction if each Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganizations because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganizations.

Acquiring Portfolio Name	Investment Objective
AST Large-Cap Core Portfolio	seek long-term capital appreciation

Each Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and/or variable life insurance policies (each a "Contract," and collectively, the "Contracts") issued by life insurance companies (each, a "Participating Insurance Company," and collectively, the "Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in a Target Portfolio through the Contracts and should consider themselves shareholders of the applicable Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganizations and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The following documents containing additional information about the Portfolios have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Prospectus/Proxy Statement:

•  The Statement of Additional Information ("SAI") dated October 29, 2024 relating to this Prospectus/Proxy Statement, under file number 333-282309;

•  The Prospectus and Statement of Additional Information for the Trust on behalf of each Portfolio, dated May 1, 2024, as supplemented and amended to date, under file number 033-24962;

•  The audited financial statements contained in the annual report of the Portfolios dated December 31, 2023, under file number 811-05186; and

•  The unaudited financial statements contained in the Form N-CSRS of the Portfolios dated June 30, 2024, under file number 811-05186.

You may request a free copy of this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, and the Prospectus and Statement of Additional Information of the Trust with respect to the Portfolios, or other documents relating to the Trust and the Portfolios without charge by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SEC maintains a website (www.sec.gov) that contains this Prospectus/Proxy Statement, reports, and other information relating to the Trust and Portfolios that have been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
5	AST ClearBridge Dividend Growth Portfolio Summary
9	AST Cohen & Steers Realty Portfolio Summary
13	AST MFS Global Equity Portfolio Summary
17	AST T. Rowe Price Natural Resources Portfolio Summary
22	Combined Portfolio Summary
26	Information About the Reorganizations
30	Comparison of the ClearBridge Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)
42	Comparison of the Cohen & Steers Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)
57	Comparison of the MFS Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)
73	Comparison of the T. Rowe Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)
90	Comparison of the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)
90	Management of the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)
98	Voting Information
99	Additional Information About the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)
100	Principal Holders of Shares
102	Financial Highlights

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the ClearBridge Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the ClearBridge Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the relevant Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)," PGIM Investments ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager") both serve as investment managers of the ClearBridge Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio (as Repositioned)." The section below titled "Combined Portfolio (as Repositioned) Summary" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The ClearBridge Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The ClearBridge Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST ClearBridge Dividend Growth Portfolio	ClearBridge Investments, LLC ("ClearBridge")
AST Large-Cap Core Portfolio	Massachusetts Financial Services Company ("MFS"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), and PGIM Quantitative Solutions LLC ("PGIM QS")
Combined Portfolio (as Repositioned)	ClearBridge, Dimensional Fund Advisors LP ("Dimensional"), J.P. Morgan, and PGIM QS

The Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the ClearBridge Portfolio immediately prior to the Reorganization.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganization, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganization, shareholders of the ClearBridge Portfolio will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 30-32 of this Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the ClearBridge Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the ClearBridge Portfolio, Acquiring Portfolio, and Combined Portfolio (as Repositioned) are substantially similar. The investment objective of the ClearBridge Portfolio is to seek income, capital preservation, and capital appreciation. The investment objective of the Acquiring Portfolio (both currently and as repositioned) is to seek long-term capital appreciation. The investment objectives are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. Both the ClearBridge Portfolio and Acquiring Portfolio (both currently and as repositioned), have investment objectives that seek capital appreciation and invest at least 80% of their assets in equity securities. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the ClearBridge Portfolio will continue to benefit from significant exposure to global equities. In particular, the ClearBridge Portfolio allocates approximately 95% to global equities and the Combined Portfolio (as Repositioned) is expected to allocate approximately 98% to global equities. In addition, such exposure will remain primarily to domestic large capitalization companies. For example, approximately 60% of the ClearBridge Portfolio is allocated to domestic large capitalization companies whereas the Combined Portfolio (as Repositioned) is expected to allocate approximately 75%. The ClearBridge Portfolio also allocates approximately 14% of its assets to foreign equity and the Combined Portfolio (as Repositioned) is expected to allocate 7%.

Although shareholders of the ClearBridge Portfolio will no longer have an investment strategy that contemplates income and capital preservation in addition to capital appreciation as shareholders of the Combined Portfolio (as Repositioned), the Manager believes that the Reorganization is in the best interests of shareholders of the ClearBridge Portfolio because of the potential for improved performance and reduced expenses.

Principal Risks of the Portfolios

The principal risks associated with the ClearBridge Portfolio and the Combined Portfolio (as Repositioned) are similar. Both Portfolios are subject to asset transfer program risk, economic and market events risk, equity securities risk, expense risk, market and management risk, redemption risk, and regulatory risk. In addition, the ClearBridge Portfolio, but not the Combined Portfolio (as Repositioned), is subject to foreign investment risk and selection risk as principal risks. The Combined Portfolio (as Repositioned), but not the ClearBridge Portfolio, will be subject to blend style risk, derivatives risk, exchange-traded funds (ETF) risk, focus risk, growth risk, large company risk, liquidity and valuation risk, mid-sized company risk, quantitative model risk, and value style risk as principal risks. Detailed descriptions of the principal risks associated with the ClearBridge Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) are set forth in this Prospectus/Proxy Statement under the caption "Comparison of the ClearBridge Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)—Principal Risks of the Portfolios."

There is no guarantee that shares of the Combined Portfolio (as Repositioned) will not lose value. This means that the value of the Combined Portfolio's (as Repositioned) investments, and therefore, the value of the Combined Portfolio's (as Repositioned) shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than those for the ClearBridge Portfolio. The effective and contractual investment management fee rates for the Combined Portfolio (as Repositioned) are also expected to be lower than those of the ClearBridge Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager, taking into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 30, 2024, based on assets under management for each of the Portfolios on that date, the pro forma annualized total gross and net operating expense ratios of the Combined Portfolio (as Repositioned) are lower than the annualized total gross and net operating expense ratios of the

ClearBridge Portfolio, respectively. This means that the ClearBridge Portfolio shareholders will benefit from reduced total expenses as a result of the Reorganization.

The following tables describe the fees and expenses that owners of the Contracts may pay as of June 30, 2024 if they invest in the ClearBridge Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio (as Repositioned) after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	ClearBridge Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the ClearBridge Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2024)
(expenses that are deducted from Portfolio assets)

	ClearBridge Portfolio		Acquiring Portfolio		Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Management Fees	0.68%		0.58%		0.56%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.04%		0.07%		0.03%
Total Annual Portfolio Operating Expenses	0.97%		0.90%		0.84%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(1)	(0.04	)%(2)	(0.00)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%		0.86%		0.84%

(1)  The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2025. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

(2)  The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.86% of the Acquiring Portfolio's average daily net assets through

June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the ClearBridge Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) (Pro Forma Surviving), as applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
ClearBridge Portfolio(1)	$98	$308	$535	$1,189
Acquiring Portfolio(1)	$88	$283	$495	$1,104
Combined Portfolio (as Repositioned) (Pro Forma Surviving)(1)	$86	$268	$466	$1,037

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of June 30, 2024)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the ClearBridge Portfolio's turnover rate was 27% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 66% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

As a result of the Reorganization, you will cease to be a beneficial shareholder of the ClearBridge Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the ClearBridge Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the ClearBridge Portfolio's shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the ClearBridge Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the ClearBridge Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the relevant Reorganization.

Both the ClearBridge Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by Participating Insurance Companies. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the "Information About the Reorganizations—Board Considerations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board, on behalf of the ClearBridge Portfolio and the Acquiring Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST COHEN & STEERS REALTY PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Cohen & Steers Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Cohen & Steers Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the relevant Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)," PGIM Investments and ASTIS both serve as Manager of the Cohen & Steers Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization. The section below titled "Combined Portfolio (as Repositioned) Summary" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The Cohen & Steers Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Cohen & Steers Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc. ("Cohen & Steers")
AST Large-Cap Core Portfolio	MFS, J.P. Morgan, and PGIM QS
Combined Portfolio (as Repositioned)	ClearBridge, Dimensional, J.P. Morgan, and PGIM QS

The Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Cohen & Steers Portfolio immediately prior to the Reorganization.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganization, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganization, shareholders of the Cohen & Steers Portfolio will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 42-44 of this Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the Cohen & Steers Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the Cohen & Steers Portfolio is to seek to maximize total return through investment in real estate securities. The investment objective of the Acquiring Portfolio (both currently and as repositioned) is to seek long-term capital appreciation. The investment objectives are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Cohen & Steers Portfolio invests at least 80% of its assets in real estate securities, while the Acquiring Portfolio (both currently and as repositioned) invests at least 80% of its assets in securities of large-capitalization companies. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the Cohen & Steers Portfolio will continue to benefit from significant exposure to global equities. In particular the Cohen & Steers Portfolio allocates approximately 86% to global equities and the Combined Portfolio (as Repositioned) is expected to allocate approximately 98% to global equities. As shareholders of the Combined Portfolio (as Repositioned), however, such exposure will be primarily to domestic large capitalization companies, rather than real estate related issuers. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the Cohen & Steers Portfolio will also experience a significant reduction in exposure to cash (from approximately 12% to 1% under the Combined Portfolio's repositioned strategy). In addition, the Cohen & Steers Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer companies, whereas the Acquiring Portfolio (both currently and as repositioned) is diversified.

Although shareholders of the Cohen & Steers Portfolio will no longer have exposure to real estate as shareholders of the Combined Portfolio (as Repositioned), the Manager believes that the Reorganization is in the best interests of the shareholders of the Cohen & Steers Portfolio because of the potential for improved performance, due to a reduction in cash exposure, less volatility through exposure to primarily large capitalization domestic equity and diversification, and reduced expenses.

Principal Risks of the Portfolios

The principal risks associated with the Cohen & Steers Portfolio and the Combined Portfolio (as Repositioned) are similar. Both Portfolios are subject to asset transfer program risk, economic and market events risk, equity securities risk, expense risk, focus risk, liquidity and valuation risk, market and management risk, redemption risk, and regulatory risk. In addition, the Cohen & Steers Portfolio, but not the Combined Portfolio (as Repositioned), is subject to emerging markets risk, foreign investment risk, non-diversification risk and real estate risk as principal risks. The Combined Portfolio (as Repositioned), but not the Cohen & Steers Portfolio, will be subject to blend style risk, derivatives risk, exchange-traded funds (ETF) risk, growth risk, investment style risk, large company risk, mid-sized company risk, quantitative model risk, and value style risk as principal risks. Detailed descriptions of the principal risks associated with the Cohen & Steers Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) are set forth in this Prospectus/Proxy Statement under the caption "Comparison of the Cohen & Steers Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)—Principal Risks of the Portfolios."

There is no guarantee that shares of the Combined Portfolio (as Repositioned) will not lose value. This means that the value of the Combined Portfolio's (as Repositioned) investments, and therefore, the value of the Combined Portfolio's (as Repositioned) shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than those for the Cohen & Steers Portfolio. The effective and contractual investment management fee rates for the Combined Portfolio (as Repositioned) are also expected to be lower than those of the Cohen & Steers Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager, taking into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 30, 2024, based on assets under management for each of the Portfolios on that date, the pro forma annualized total gross and net operating expense ratios of the Combined Portfolio (as Repositioned) are lower than the annualized total gross and net operating expense ratios of the Cohen & Steers Portfolio, respectively. This means that the Cohen & Steers Portfolio shareholders will benefit from reduced total expenses as a result of the Reorganizations.

The following tables describe the fees and expenses that owners of the Contracts may pay as of June 30, 2024 if they invest in the Cohen & Steers Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio (as Repositioned) after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	Cohen & Steers Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the Cohen & Steers Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2024)
(expenses that are deducted from Portfolio assets)

	Cohen & Steers Portfolio		Acquiring Portfolio		Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Management Fees	0.83%		0.58%		0.56%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.05%		0.07%		0.03%
Total Annual Portfolio Operating Expenses	1.13%		0.90%		0.84%
Fee Waiver and/or Expense Reimbursement	(0.05	)%(1)	(0.04	)%(2)	(0.00)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08%		0.86%		0.84%

(1)  The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Cohen & Steers Portfolio so that the Cohen & Steers Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Cohen & Steers Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.08% of the Cohen & Steers Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

(2)  The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.86% of the Acquiring Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Cohen & Steers Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) (Pro Forma Surviving), as applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Cohen & Steers Portfolio(1)	$110	$354	$617	$1,370
Acquiring Portfolio(1)	$88	$283	$495	$1,104
Combined Portfolio (as Repositioned) (Pro Forma Surviving)(1)	$86	$268	$466	$1,037

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of June 30, 2024)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the Cohen & Steers Portfolio's turnover rate was 42% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 66% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

As a result of the Reorganization, you will cease to be a beneficial shareholder of the Cohen & Steers Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the Cohen & Steers Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Cohen & Steers Portfolio's shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the Cohen & Steers Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the Cohen & Steers Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the relevant Reorganization.

Both the Cohen & Steers Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the "Information About the Reorganizations—Board Considerations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board, on behalf of the Cohen & Steers Portfolio and the Acquiring Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST MFS GLOBAL EQUITY PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the MFS Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the MFS Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the relevant Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)," PGIM Investments and ASTIS both serve as Manager of the MFS Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization. The section below titled "Combined Portfolio (as Repositioned) Summary" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The MFS Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The MFS Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST MFS Global Equity Portfolio	MFS
AST Large-Cap Core Portfolio	MFS, J.P. Morgan, and PGIM QS
Combined Portfolio (as Repositioned)	ClearBridge, Dimensional, J.P. Morgan and PGIM QS

The Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the MFS Portfolio immediately prior to the Reorganization.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganization, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganization, shareholders of the MFS Portfolio will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 58-60 of the this Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the MFS Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the MFS Portfolio, the Acquiring Portfolio and the Combined Portfolio (as Repositioned) are substantially similar. The investment objective of the MFS Portfolio is to seek capital growth. The investment objective of the Acquiring Portfolio (both currently and as repositioned) is to seek long-term capital appreciation. The investment objectives are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. Each of the MFS Portfolio and the Acquiring Portfolio (both currently and as repositioned) seek to invest at least 80% of its assets in equity securities. The MFS Portfolio has a global equity investment focus, while the Acquiring Portfolio (both currently and as repositioned) focuses its investments in the securities of large-capitalization companies. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the MFS Portfolio will continue to benefit from significant exposure to global equities. In particular the MFS Portfolio allocates approximately 95% to global equities and the Combined Portfolio (as Repositioned) is expected to allocate approximately 98% to global equities. As a result of the Reorganizations, however such exposure will be primarily to US equity instead of foreign equity. For example, the MFS Portfolio currently allocates approximately 52% of its assets to foreign equity of developed markets, whereas as the Combined Portfolio (as Repositioned) is expected to allocate approximately 7% of its assets to foreign equity of developed markets.

Principal Risks of the Portfolios

The principal risks associated with the MFS Portfolio and the Combined Portfolio (as Repositioned) are similar. Both Portfolios are subject to asset transfer program risk, blend style risk, economic and market events risk, equity securities risk, expense risk, focus risk, investment style risk, large company risk, liquidity and valuation risk, market and management risk, redemption risk, and regulatory risk. In addition, the MFS Portfolio, but not the Combined Portfolio (as Repositioned), is subject to emerging markets risk, foreign investment risk, and market capitalization risk as principal risks. The Combined Portfolio (as Repositioned), but not the MFS Portfolio, will be subject to derivatives risk, exchange-traded funds (ETF) risk, mid-sized company risk, and quantitative model risk. Detailed descriptions of the principal risks associated with the MFS Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) are set forth in this Prospectus/Proxy Statement under the caption "Comparison of the MFS Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)—Principal Risks of the Portfolios."

There is no guarantee that shares of the Combined Portfolio (as Repositioned) will not lose value. This means that the value of the Combined Portfolio's (as Repositioned) investments, and therefore, the value of the Combined Portfolio's (as Repositioned) shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than those for the MFS Portfolio. The effective and contractual investment management fee rates for the Combined Portfolio (as Repositioned) are also expected to be lower than those of the MFS Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager, taking into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 30, 2024, based on assets under management for each of the Portfolios on that date, the pro forma annualized total gross and net operating expense ratios of the Combined Portfolio (as Repositioned) are lower than the annualized total gross and net operating expense ratios of the MFS Portfolio, respectively. This means that the MFS Portfolio shareholders will benefit from reduced total expenses as a result of the Reorganizations.

The following tables describe the fees and expenses that owners of the Contracts may pay as of June 30, 2024 if they invest in the MFS Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio (as Repositioned) after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the MFS Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2024)
(expenses that are deducted from Portfolio assets)

	MFS Portfolio		Acquiring Portfolio		Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Management Fees	0.83%		0.58%		0.56%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.04%		0.07%		0.03%
Total Annual Portfolio Operating Expenses	1.12%		0.90%		0.84%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(1)	(0.04	)%(2)	(0.00)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%		0.86%		0.84%

(1)  The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2025. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

(2)  The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.86% of the Acquiring Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the MFS Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) (Pro Forma Surviving), as applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
MFS Portfolio(1)	$113	$355	$616	$1,362
Acquiring Portfolio(1)	$88	$283	$495	$1,104
Combined Portfolio (as Repositioned) (Pro Forma Surviving)(1)	$86	$268	$466	$1,037

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of June 30, 2024)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the MFS Portfolio's turnover rate was 12% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 66% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

As a result of the Reorganization, you will cease to be a beneficial shareholder of the MFS Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the MFS Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the MFS Portfolio's shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the MFS Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the MFS Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the relevant Reorganization.

Both the MFS Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the "Information About the Reorganizations—Board Considerations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board, on behalf of the MFS Portfolio and the Acquiring Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the T. Rowe Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the T. Rowe Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)," PGIM Investments and ASTIS both serve as Manager of the T. Rowe Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization. The section below titled "Combined Portfolio (as Repositioned) Summary" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The T. Rowe Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant

Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The T. Rowe Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates, Inc. ("T. Rowe Price")
AST Large-Cap Core Portfolio	MFS, J.P. Morgan, and PGIM QS
Combined Portfolio (as Repositioned)	ClearBridge, Dimensional, J.P. Morgan and PGIM QS

The Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the T. Rowe Portfolio immediately prior to the Reorganization.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganization, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganization, shareholders of the T. Rowe Portfolio will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 73-76 of this Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the T. Rowe Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the T. Rowe Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities. The investment objective of the Acquiring Portfolio (both currently and as repositioned) is to seek long-term capital appreciation. The investment objectives are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The T. Rowe Portfolio invests at least 80% of its assets in natural resources securities, while the Acquiring Portfolio (both currently and as repositioned) will invest at least 80% of its assets in securities of large-capitalization companies. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the T. Rowe Portfolio will continue to benefit from significant exposure to global equities. In particular, the T. Rowe Portfolio allocates approximately 92% to global equities and the Combined Portfolio (as Repositioned) is expected to allocate approximately 98% to global equities. As shareholders of the Combined Portfolio (as Repositioned), however, such exposure will be primarily to domestic large capitalization companies, rather than natural resource related issuers within smaller capitalizations and foreign equities. For example, approximately 26% of the T. Rowe Portfolio is allocated to domestic large capitalization companies whereas the Combined Portfolio (as Repositioned) is expected to allocate approximately 75%. The T. Rowe Portfolio also allocates approximately 37% of its assets to foreign equity and the Combined Portfolio (as Repositioned) is expected to allocate 7%. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the T. Rowe Portfolio will experience a reduction in exposure to cash (from approximately 7% to 1% under the Combined Portfolio's (as Repositioned) strategy).

Although shareholders of the T. Rowe Portfolio will no longer have a natural resource focused investment strategy as shareholders of the Combined Portfolio (as Repositioned), the Manager believes that the Reorganizations are in the best interests of shareholders of the T. Rowe Portfolio because of the potential for improved performance, due to a reduction in cash exposure and less volatility through exposure to primarily large capitalization domestic equity, and reduced expenses.

Principal Risks of the Portfolios

The principal risks associated with the T. Rowe Portfolio and the Combined Portfolio (as Repositioned) are similar. Both Portfolios are subject to asset transfer program risk, derivatives risk, economic and market events risk, equity securities risk, expense risk, focus risk, investment style risk, liquidity and valuation risk, market and management risk, redemption risk, and regulatory risk. In addition, the T. Rowe Portfolio, but not the Combined Portfolio (as Repositioned), is subject to currency risk, emerging markets risk, foreign investment risk, illiquid investments risk, natural resources risk, and portfolio turnover risk as principal risks. The Combined Portfolio (as Repositioned), but not the T. Rowe Portfolio, is subject to blend style risk, exchange-traded funds (ETF) risk, growth risk, large company risk, mid-sized company risk, quantitative model risk, and value style risk as principal risks. Detailed descriptions of the principal risks associated with the T. Rowe Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) are set forth in this Prospectus/Proxy Statement under the caption "Comparison of the T. Rowe Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)—Principal Risks of the Portfolios."

There is no guarantee that shares of the Combined Portfolio (as Repositioned) will not lose value. This means that the value of the Combined Portfolio's (as Repositioned) investments, and therefore, the value of the Combined Portfolio's (as Repositioned) shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than those for the T. Rowe Portfolio. The effective and contractual investment management fee rates for the Combined Portfolio (as Repositioned) are also expected to be lower than those of the T. Rowe Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager, taking into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 30, 2024, based on assets under management for each of the Portfolios on that date, the pro forma annualized total gross and net operating expense ratios of the Combined Portfolio (as Repositioned) are lower than the annualized total gross and net operating expense ratios of the T. Rowe Portfolio, respectively. This means that the T. Rowe Portfolio shareholders will benefit from reduced total expenses as a result of the Reorganizations.

The following tables describe the fees and expenses that owners of the Contracts may pay as of June 30, 2024 if they invest in the T. Rowe Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio (as Repositioned) after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the T. Rowe Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2024)
(expenses that are deducted from Portfolio assets)

	T. Rowe Portfolio		Acquiring Portfolio		Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Management Fees	0.73%		0.58%		0.56%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.11%		0.07%		0.03%
Total Annual Portfolio Operating Expenses	1.09%		0.90%		0.84%
Fee Waiver and/or Expense Reimbursement	(0.11	)%(1)	(0.04	)%(2)	(0.00)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%		0.86%		0.84%

(1)  The Manager has contractually agreed to waive 0.112% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the T. Rowe Portfolio so that the T. Rowe Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other T. Rowe Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.99% of the T. Rowe Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

(2)  The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.86% of the Acquiring Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the T. Rowe Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) (Pro Forma Surviving), as applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
T. Rowe Portfolio(1)	$100	$336	$590	$1,319
Acquiring Portfolio(1)	$88	$283	$495	$1,104
Combined Portfolio (as Repositioned) (Pro Forma Surviving)(1)	$86	$268	$466	$1,037

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of June 30, 2024)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the T. Rowe Portfolio's turnover rate was 101% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 66% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

As a result of the Reorganization, you will cease to be a beneficial shareholder of the T. Rowe Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the T. Rowe Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the T. Rowe Portfolio's shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the T. Rowe Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the T. Rowe Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the relevant Reorganization.

Both the T. Rowe Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by Participating Insurance Companies. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the "Information About the Reorganizations—Board Considerations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board, on behalf of the T. Rowe Portfolio and the Acquiring Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

COMBINED PORTFOLIO (AS REPOSITIONED) SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, assuming each Reorganization described in this Prospectus/Proxy Statement is approved by shareholders, shareholder approval of the Plan and consummation of the Reorganizations will have the effect of reorganizing each Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)," PGIM Investments and ASTIS both serve as Manager of the Target Portfolios and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations.

The Target Portfolios and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolios and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST ClearBridge Dividend Growth Portfolio	ClearBridge
AST Cohen & Steers Realty Portfolio	Cohen & Steers
AST MFS Global Equity Portfolio	MFS
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price
Acquiring Portfolio	MFS, J.P. Morgan, and PGIM QS
Combined Portfolio (as Repositioned)	ClearBridge, Dimensional, J.P. Morgan and PGIM QS

The Reorganizations are not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganizations.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganizations, which are expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganizations, shareholders of the Target Portfolios will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 30-89 of this Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the Target Portfolios, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if each Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganizations because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganizations.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Combined Portfolio (as Repositioned) is expected to be lower than the contractual fee rate for the Target Portfolios. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager, taking into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 30, 2024, based on assets under management for each of the Portfolios on that date, the pro forma annualized total gross and net operating expense ratios of the Combined Portfolio (as Repositioned) are lower than the annualized total gross and net operating expense ratios of the Target Portfolios, respectively.

As discussed earlier in this Prospectus/Proxy Statement, the Repositioning, the Management Fee Reduction and each proposed Reorganization are contingent on shareholder approval of each other Reorganization. If shareholders of one or more of the Target Portfolios do not approve a Reorganization, the Manager will not move forward with any of the Reorganizations.

The following tables describe the fees and expenses that owners of the Contracts may pay as of June 30, 2024 if they invest in the Target Portfolios or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio (as Repositioned) after all of the Reorganizations. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganizations. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	ClearBridge Portfolio	Cohen & Steers Portfolio	MFS Portfolio	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA*	NA*	NA*	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of each of the Target Portfolios and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2024)
(expenses that are deducted from Portfolio assets)

	ClearBridge Portfolio		Cohen & Steers Portfolio		MFS Portfolio		T. Rowe Portfolio		Acquiring Portfolio		Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Management Fees	0.68%		0.83%		0.83%		0.73%		0.58%		0.56%
Distribution and/ or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
Other Expenses	0.04%		0.05%		0.04%		0.11%		0.07%		0.03%
Total Annual Portfolio Operating Expenses	0.97%		1.13%		1.12%		1.09%		0.90%		0.84%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(1)	(0.05	)%(2)	(0.01	)%(3)	(0.11	)%(4)	(0.04	)%(5)	(0.00)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%		1.08%		1.11%		0.98%		0.86%		0.84%

(1)  The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2025. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

(2)  The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Cohen & Steers Portfolio so that the Cohen & Steers Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Cohen & Steers Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.08% of the Cohen & Steers Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

(3)  The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2025. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

(4)  The Manager has contractually agreed to waive 0.112% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the T. Rowe Portfolio so that the T. Rowe Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other T. Rowe Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.99% of the T. Rowe Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

(5)  The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.86% of the Acquiring Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Cohen & Steers Portfolio, the T. Rowe Portfolio, the Acquiring Portfolio and the Combined Portfolio (as Repositioned) (Pro Forma Surviving), as applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
ClearBridge Portfolio(1)	$98	$308	$535	$1,189
Cohen & Steers Portfolio(1)	$110	$354	$617	$1,370
MFS Portfolio(1)	$113	$355	$616	$1,362
T. Rowe Portfolio1)	$100	$336	$590	$1,319
Acquiring Portfolio(1)	$88	$283	$495	$1,104
Combined Portfolio (as Repositioned) (Pro Forma Surviving)(1)	$86	$268	$466	$1,037

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of June 30, 2024)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the ClearBridge Portfolio's turnover rate was 27% of the average value of its portfolio, the Cohen & Steers Portfolio's turnover rate was 42% of the average value of its portfolio, the MFS Portfolio's turnover rate was 12% of the average value of its portfolio, the T. Rowe Portfolio's turnover rate was 101% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 66% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganizations

As a result of the Reorganizations, you will cease to be a beneficial shareholder of the relevant Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the relevant Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the relevant Target Portfolio's shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the relevant Target Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the relevant Target Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the relevant Reorganization.

The Target Portfolios and the Acquiring Portfolio serve, and the Combined Portfolio (as Repositioned) will serve, as underlying mutual funds for the Contracts issued by Participating Insurance Companies. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the "Information About the Reorganizations—Board Considerations" section, the Board has determined that the Reorganizations are in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganizations.

The Board, on behalf of the Target Portfolios and the Acquiring Portfolio, has approved the Plans and unanimously recommends that you vote to approve your applicable Plan.

In deciding whether to vote to approve your applicable Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

This section describes the Reorganizations of the Target Portfolios and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual form of Plan attached as Exhibit A. The Plans are identical but for the name of the Target Portfolio.

Board Considerations

On August 23, 2024, the Board met to evaluate and consider the proposed Reorganizations of the Target Portfolios, each a series of the Trust, into the Acquiring Portfolio, also a series of the Trust. In connection with its consideration of whether to approve the Reorganizations, the Board was provided with, among other information, presentations by management regarding each proposed Reorganization and information related to the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned). As part of their review process, the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") were represented by independent legal counsel. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical and projected asset flows, historical performance information, historical fee and expense information, and the projected fee and expense information of the Combined Portfolio (as Repositioned) following the Reorganizations.

The Board, in reaching its decision to approve each Reorganization, considered a number of factors, including, but not limited to, the following:

•  The principal investment strategies and principal risks of the Target Portfolios and Combined Portfolio (as Repositioned) are similar in that each of the Target Portfolios and the Combined Portfolio (as Repositioned) normally invest predominantly in equity securities;

•  The Combined Portfolio (as Repositioned) will be larger than each of the Target Portfolios with an estimated $2.2 billion based on net assets as of June 30, 2024, providing an opportunity for shareholders to benefit from improved economies of scale;

•  The Acquiring Portfolio has outperformed each Target Portfolio for the year-to-date, one-, three-, five, and ten-year periods ending June 30, 2024;

•  Hypothetical performance of the Acquiring Portfolio (assuming the Repositioning had occurred) outperformed each Target Portfolio for the year-to-date, one-, three-, and five -year periods ending July 30, 2024 (ten-year performance is not available for the repositioned Acquiring Portfolio);

•  Assuming the Repositioning, Reorganizations, and the Management Fee Reduction had been in effect for the one-year period ended June 30, 2024, both the pro forma total gross and net operating expense ratios for the Combined Portfolio (as Repositioned) are less than the total gross and net operating expense ratios for each of the Target Portfolios and the Acquiring Portfolio;

•  The aggregate annualized estimated Target Portfolio shareholder savings from the Reorganizations will be approximately $3.7 million, based on portfolio assets for a one-year period, based on current assets as of June 30, 2024;

•  The Portfolios currently have the same investment managers, although the Board noted that each Portfolio has a different mix of subadvisers;

•  The Target Portfolios and the Acquiring Portfolio each utilize the same custodian, distributor, Fund counsel, and independent public accounting firm, and that those would remain the same immediately after the Reorganizations; and

•  The Reorganizations are not expected to be a taxable event for U.S. federal income tax purposes for Contract owners.

For the foregoing reasons, the Board determined that each Reorganization would be in the best interests of each Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolios' and Acquiring Portfolio's Contract owners and shareholders would not be diluted as a result of the Reorganizations. The Board, including a majority of the Independent Trustees, voted to approve each Reorganization and recommends that you vote "FOR" the Reorganizations.

Closing of the Reorganizations

If shareholders of each Target Portfolio approve the applicable Plan, the Reorganizations will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio. The Trust will determine a specific date for the actual Reorganizations to take place, which is presently expected to occur on or about January 27, 2025. This is called the "Closing Date." If the shareholders of each Target Portfolio do not approve the applicable Plan, the Reorganizations will not take place for the Target Portfolios, and the Board will consider alternative courses of actions, as described above.

If the shareholders of each Target Portfolio approve the applicable Plan, each Target Portfolio will deliver to the Acquiring Portfolio all of its respective assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of each Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue Acquiring Portfolio Shares to each Target Portfolio. The Acquiring Portfolio Shares received by each Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the applicable Target Portfolio shares that are outstanding immediately prior to the applicable Reorganization. Each Target Portfolio then will distribute the Acquiring Portfolio Shares to its shareholders and liquidate. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of each Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Acquiring Portfolio by the applicable Target Portfolio. The stock transfer book of each Target Portfolio will be permanently closed on the Closing Date. Requests to transfer or redeem assets from a Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend a Plan without shareholder approval. The Trust may also agree to terminate and abandon each Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the applicable Target Portfolio.

Expenses of the Reorganizations

All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, other than transaction costs, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by the Manager or its affiliates, not the Target Portfolios or the Acquiring Portfolio. The estimated expenses for this Prospectus/Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $274,339.

The Manager expects that approximately 26.8% of the ClearBridge Portfolio's holdings (approximately 5.05% of the Combined Portfolio's (as Repositioned) assets), 0.6% of the Cohen & Steers Portfolio's holdings (approximately 0.14% of the Combined Portfolio's (as Repositioned) assets), 14.50% of the MFS Portfolio's holdings (approximately 3.52% of the Combined Portfolio's (as Repositioned) assets), and 6.0% of the T. Rowe Portfolio's holdings (approximately 0.59% of the Combined Portfolio's (as Repositioned) assets), will be retained in connection with the Reorganizations. It is anticipated that, in advance of the Reorganizations, the remaining 73.2% of the ClearBridge Portfolio's holdings, 99.4% of the Cohen & Steers Portfolio's holdings, 85.50% of the MFS Portfolio's holdings, and 94% of the T. Rowe Portfolio's holdings will be aligned or sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. Prior to the Reorganizations, the Manager may use a transition manager to assist in the transition of the Target Portfolios. Each Target Portfolio will bear the transaction costs related to its Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be approximately $50,000 (0.002% of the ClearBridge Portfolio's net assets) for the ClearBridge Portfolio, $92,000 (0.004% of the Cohen & Steers Portfolio's net assets) for the Cohen & Steers Portfolio, $145,000 (0.007% of the MFS Portfolio's net assets) for the MFS Portfolio, and $54,000 (0.002% of the T. Rowe Portfolio's net assets) for the T. Rowe Portfolio.

The Manager currently expects that the Repositioning will occur on or about the effective date of the Reorganizations. As a result, the Manager currently estimates that the Repositioning may result in transaction costs of approximately $13,000 (0.003% of the net assets) for the Acquiring Portfolio.

Certain U.S. Federal Income Tax Considerations

For U.S. federal income tax purposes, each Portfolio is treated as a partnership that is not a "publicly traded partnership" as defined in Section 7704 of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio were not to qualify for such treatment, it could be subject to U.S. federal income tax at the Portfolio level, which may reduce the value of an investment therein. As a result of a Portfolio's treatment as a partnership that is not a publicly traded partnership, it is generally not itself subject to U.S. federal income tax. Instead, a Portfolio's income, gains, losses, deductions, credits and other tax items are "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes (without regard as to whether such corresponding amounts are actually distributed from a Portfolio). Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the U.S. Treasury regulations promulgated thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If a Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment, and thus income and gain allocable to the Contracts could be currently taxable to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts.

Contracts owners should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of an investment in one of the Portfolios, including the application of U.S. federal, state, and local and non-U.S. taxes.

The Reorganizations may entail various consequences, which are discussed below under the caption "U.S. Federal Income Tax Consequences of the Reorganizations."

U.S. Federal Income Tax Consequences of the Reorganizations

The following discussion is applicable to the Reorganizations. The Reorganizations are expected to be treated as a "partnership merger" under Section 708 of the Code and the U.S. Treasury regulations promulgated thereunder. Very generally, pursuant to the partnership merger rules, for U.S. federal income tax purposes, (i) the Combined Portfolio (as Repositioned) is treated as a continuation of the Portfolio that has the greatest net asset value on the Closing Date (the "Continuing Portfolio") and each other Portfolio is treated as terminating (collectively, the "Terminating Portfolios"), and (ii) each Terminating Portfolio is treated as contributing all of its assets and liabilities to the Continuing Portfolio in exchange for equity interests in the Continuing Portfolio and immediately thereafter distributing the Continuing Portfolio interests to its shareholders in liquidation of the Terminating Portfolio. Which Portfolios will be treated as the Terminating Portfolios and which Portfolio will be treated as the Continuing Portfolio for U.S. federal income tax purposes depends on the relative size of each Portfolio at the time of the Reorganizations and thus cannot be determined prior to the Reorganizations. If the Reorganizations had occurred on June 30, 2024, the ClearBridge Portfolio, Cohen & Steers Portfolio, T. Rowe Portfolio and Acquiring Portfolio would have been treated as the Terminating Portfolios and the MFS Portfolio would have been treated as the Continuing Portfolio for U.S. federal income tax purposes.

The Reorganizations are not expected to be a taxable event for U.S. federal income tax purposes for Contract owners. In addition, assuming the Contracts qualify for U.S. federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganizations were a taxable transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Ropes & Gray LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio, existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and certain assumptions, and subject to certain qualifications, substantially to the effect that:

1.  Under Section 723 of the Code, the Continuing Portfolio's tax basis in the assets of each Terminating Portfolio transferred to the Continuing Portfolio in the applicable Reorganization should be the same as the Terminating Portfolio's tax basis in such assets immediately prior to the applicable Reorganization (except and to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property); and

2.  Under Section 1223(2) of the Code, the Continuing Portfolio's holding periods in the assets received from each Terminating Portfolio in the applicable Reorganization should include the Terminating Portfolio's holding periods in such assets.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of each Target Portfolio should consult their tax advisors regarding the tax consequences to them of the applicable Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state, local and non-U.S. tax consequences, if any, of the Reorganizations, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolios with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolios and the Acquiring Portfolio are each organized as a series of the Trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF THE CLEARBRIDGE, THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO (AS REPOSITIONED)

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio Shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganization, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganization, shareholders of the ClearBridge Portfolio will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 30-32 of this Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the ClearBridge Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the ClearBridge Portfolio, Acquiring Portfolio, and Combined Portfolio (as Repositioned) are substantially similar. The investment objective of the ClearBridge Portfolio is to seek income, capital preservation, and capital appreciation. The investment objective of the Acquiring Portfolio (both currently and as repositioned) is to seek long-term capital appreciation. The investment objectives are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. Both the ClearBridge Portfolio and Acquiring Portfolio (both currently and as repositioned), have investment objectives that seek capital appreciation and invest at least 80% of their assets in equity securities. As shareholders of the Acquiring Portfolio, shareholders of the ClearBridge Portfolio will continue to benefit from significant exposure to global equities. In particular, the ClearBridge Portfolio allocates approximately 95% to global equities and the Combined Portfolio (as Repositioned) is expected to allocate approximately 98% to global equities. In addition, such exposure will remain primarily to domestic large capitalization companies. For example, approximately 60% of the ClearBridge Portfolio is allocated to domestic large capitalization companies whereas the Combined Portfolio is expected to allocate approximately 75%. The ClearBridge Portfolio also allocates approximately 14% of its assets to foreign equity and the Combined Portfolio (as Repositioned) is expected to allocate 7%.

Although shareholders of the ClearBridge Portfolio will no longer have an investment strategy that contemplates income and capital preservation in addition to capital appreciation as shareholders of the Combined Portfolio (as Repositioned), the Manager believes that the Reorganizations are in the best interests of the shareholders of the ClearBridge Portfolio because of the potential for improved performance and reduced expenses.

Effective on or about the date of the Reorganization, which is expected to be January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the contractual management fee for the

Acquiring Portfolio will be reduced and the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio." With the exception of the additional subadvisers that are being hired, the investment objective and principal investment strategies of the Combined Portfolio (as Repositioned) will be substantially similar to the principal investment strategies of the Acquiring Portfolio.

	ClearBridge Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Investment Objective:	The investment objective of the ClearBridge Portfolio is to seek income, capital preservation, and capital appreciation.	The investment objective of the Acquiring Portfolio is to seek long-term capital appreciation.	The investment objective of the Combined Portfolio (as Repositioned) is to seek long-term capital appreciation.
Principal Investment Strategies:

In pursuing its investment objective, the ClearBridge Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity or equity-related securities, which ClearBridge, the subadviser to the ClearBridge Portfolio, believes have the ability to increase dividends over the longer term. ClearBridge manages the ClearBridge Portfolio to provide exposure to companies that either pay an existing dividend or have the potential to pay and/or significantly grow their dividends. To do so, ClearBridge conducts fundamental research to screen for companies that have attractive dividend yields, a history and potential for positive dividend growth, strong balance sheets, and reasonable valuations. ClearBridge may invest the ClearBridge Portfolio's assets in US and foreign securities.

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Acquiring Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $6 billion and $2.9 trillion as of January 31, 2024).
PGIM QS employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan and MFS use fundamental investment processes seeking to identify high-quality stocks	In pursuing its investment objective, the Combined Portfolio (as Repositioned) normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies.
Equity and equity-related securities include common and preferred stock, other investment companies, including exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Combined Portfolio (as Repositioned), a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $6.7 billion and $3.3 trillion as of June 30, 2024).
PGIM QS employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan uses a

ClearBridge Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)

at reasonable prices through bottom-up research and stock selection. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

fundamental investment process which seeks to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. ClearBridge invests in both growth and value stocks, consisting primarily of large-capitalization, blue chip companies that have dominant market positions with a focus on companies that have assets or earnings power that are undervalued/unrecognized by the market, or companies whose stock price has been driven down by cyclical factors, companies with superior demonstrated/expected growth characteristics at reasonable prices or companies that ClearBridge believes are well-positioned to sustain or increase growth at a faster rate than market expectations. Dimensional utilizes a systematic approach that targets large cap companies that are determined to have higher profitability (earnings) relative to other US-based large-capitalization firms. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. The ClearBridge Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) have substantially similar investment objectives and similar principal investment strategies. An investment in the ClearBridge Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio (as Repositioned), as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.

Principal Risks	ClearBridge Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.	No	Yes	Yes

Principal Risks	ClearBridge Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative's value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.	No	Yes	Yes
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio's Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.	Yes	Yes	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes	Yes

Principal Risks	ClearBridge Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Exchange-Traded Funds (ETF) Risk. Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers' securities as compared to a portfolio that invests in the securities of a larger number of issuers.	No	No	Yes
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.	Yes	No	No
Growth Risk. Because the Portfolio normally invests primarily in stocks of growth companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.	No	No	Yes

Principal Risks	ClearBridge Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	No	Yes
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	No	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	No	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio's ability to sell the securities.	No	No	Yes

Principal Risks	ClearBridge Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment's price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.	No	Yes	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.	Yes	Yes	Yes
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.	Yes	No	No

Principal Risks	ClearBridge Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Value Style Risk. Since the Portfolio follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security's intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Portfolio's value investment style may go out of favor with investors, negatively affecting the Portfolio's performance. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds.	No	No	Yes

Analysis of the Fundamental Investment Policies of the Portfolios:

The ClearBridge Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) have the same fundamental investment policies. Fundamental investment policies may not be changed without a majority vote of shareholders as required by the 1940 Act.

ClearBridge Portfolio, Acquiring Portfolio, and Combined Portfolio (as Repositioned)
Under its fundamental investment restrictions, the Portfolio may not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933, as amended (the "1933 Act")) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

ClearBridge Portfolio, Acquiring Portfolio, and Combined Portfolio (as Repositioned)

6. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.
Note: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or a change in average duration of the Bridge Portfolio's investment portfolio, resulting from changes in the value of the Bridge Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Bridge Portfolio's investments in loan participations and assignments.

With respect to investment restriction (6), the Bridge Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Bridge Portfolio's assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Bridge Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Performance of the ClearBridge Portfolio

A number of factors, including risk, can affect how the ClearBridge Portfolio performs. The information below provides some indication of the risks of investing in the ClearBridge Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the ClearBridge Portfolio. Past performance does not mean that the ClearBridge Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

BEST QUARTER: 15.44% (2nd Quarter of 2020) WORST QUARTER: -23.45 (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
ClearBridge Portfolio	14.32%	12.91%	10.05%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
ClearBridge Portfolio	12.79%	10.43%	9.99%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%

Performance of the Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Acquiring Portfolio. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The returns presented in the table below only reflect the performance of MFS, J.P. Morgan, and PGIM QS. Effective on or about the date of the Reorganizations, which are expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned," which involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the Repositioning or the Management Fee Reduction if each Reorganization is not approved. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

BEST QUARTER: 19.56% (2nd Quarter of 2020) WORST QUARTER: -22.43% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	23.10%	12.69%	10.27%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	25.25%	12.92%	11.03%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%

Capitalizations of the ClearBridge Portfolio and the Acquiring Portfolio Before and After the Reorganizations

The following table sets forth, as of September 30, 2024: (i) the capitalization of the ClearBridge Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (as Repositioned) as adjusted to give effect to the Reorganizations.

	ClearBridge (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (as Repositioned) (Pro Forma Surviving) (unaudited)
Net assets	$432,829,013	$461,717,547	$—		$894,546,560
Total shares outstanding	12,118,048	12,073,273	(799,298	)(a)	23,392,023
Net asset value per share	$35.72	$38.24	$—		$38.24

(a)    Reflects the change in shares of the ClearBridge Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the ClearBridge Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the ClearBridge Portfolio immediately prior to the Reorganizations.

COMPARISON OF THE COHEN & STEERS PORTFOLIO, THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO (AS REPOSITIONED)

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio Shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganization, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganization, shareholders of the Cohen & Steers Portfolio will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 42-44 of this Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the Cohen & Steers Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the Cohen & Steers Portfolio is to seek to maximize total return through investment in real estate securities. The investment objective of the Acquiring Portfolio (both currently and as repositioned) is to seek long-term capital appreciation. The investment objectives are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Cohen & Steers Portfolio invests at least 80% of its assets in real estate securities, while the Acquiring Portfolio (both currently and as repositioned) invests at least 80% of its assets in securities of large-capitalization companies. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the Cohen & Steers Portfolio will continue to benefit from significant exposure to global equities. In particular the Cohen & Steers Portfolio allocates approximately 86% to global equities and the Combined Portfolio (as Repositioned) is expected to allocate approximately 98% to global equities. As shareholders of the Combined Portfolio (as Repositioned), however, such exposure will be primarily to domestic large capitalization companies, rather than real estate related issuers. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the Cohen & Steers Portfolio will experience a significant reduction in exposure to cash (from approximately 12% to 1% under the Combined Portfolio's repositioned strategy). In addition, the Cohen & Steers Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer companies, whereas the Acquiring Portfolio (both currently and as repositioned) is diversified.

Although shareholders of the Cohen & Steers Portfolio will no longer have exposure to real estate as shareholders of the Combined Portfolio (as Repositioned), the Manager believes that the Reorganizations are in the best interests of the shareholders of the Cohen & Steers Portfolio because of the potential for improved performance, due to a reduction in cash exposure, less volatility through exposure to primarily large capitalization domestic equity, and diversification, and reduced expenses.

Effective on or about the date of the Reorganization, which is expected to occur on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the contractual management fee for the Acquiring Portfolio will be reduced and the Acquiring Portfolio will be renamed "AST Large-Cap Equity

Portfolio." With the exception of the additional subadvisers that are being hired, the investment objective and principal investment strategies of the Combined Portfolio (as Repositioned) will be substantially similar to the principal investment strategies of the Acquiring Portfolio.

	Cohen & Steers Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Investment Objective:	The investment objective of the Cohen & Steers Portfolio is to seek to maximize total return through investment in real estate securities.	The investment objective of the Acquiring Portfolio is to seek long-term capital appreciation.	The investment objective of the Combined Portfolio is to seek long-term capital appreciation.
Principal Investment Strategies:	In pursuing its investment objective, the Cohen & Steers Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of real estate related issuers.
The Cohen & Steers Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of common stocks (including shares in real estate investment trusts), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Cohen & Steers Portfolio's subadviser's view, a significant element of the securities' value, and preferred stocks. Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Cohen & Steers Portfolio will concentrate its investments (i.e., invest at least 25% of its assets under normal circumstances) in securities of companies engaged in the real estate business.	In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Acquiring Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $6 billion and $2.9 trillion as of January 31, 2024).
PGIM QS employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan and MFS use fundamental investment processes seeking to identify high-quality stocks at reasonable prices through bottom-up research and stock	In pursuing its investment objective, the Combined Portfolio (as Repositioned) normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies.
Equity and equity-related securities include common and preferred stock, other investment companies, including exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Combined Portfolio (as Repositioned), a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $6.7 billion and $3.3 trillion as of June 30, 2024).
PGIM QS employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan uses a fundamental investment

Cohen & Steers Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
The Cohen & Steers Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer companies.

selection. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

process which seeks to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. ClearBridge invests in both growth and value stocks, consisting primarily of large-capitalization, blue chip companies that have dominant market positions with a focus on companies that have assets or earnings power that are undervalued/unrecognized by the market, or companies whose stock price has been driven down by cyclical factors, companies with superior demonstrated/expected growth characteristics at reasonable prices or companies that ClearBridge believes are well-positioned to sustain or increase growth at a faster rate than market expectations. Dimensional utilizes a systematic approach that targets large-capitalization companies that are determined to have higher profitability (earnings) relative to other US-based large cap firms. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. An investment in the Cohen & Steers Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio (as Repositioned), as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.

Principal Risks	Cohen & Steers Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.	No	Yes	Yes

Principal Risks	Cohen & Steers Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative's value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.	No	Yes	Yes
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio's Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.	Yes	Yes	Yes

Principal Risks	Cohen & Steers Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No	No
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes	Yes

Principal Risks	Cohen & Steers Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Exchange-Traded Funds (ETF) Risk. Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers' securities as compared to a portfolio that invests in the securities of a larger number of issuers.	Yes	No	Yes
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.	Yes	No	No

Principal Risks	Cohen & Steers Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Growth Risk. Because the Portfolio normally invests primarily in stocks of growth companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.	No	No	Yes
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	No	No	Yes
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	No	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

	Yes	Yes	Yes

Principal Risks	Cohen & Steers Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio's ability to sell the securities.	No	No	Yes
Non-Diversification Risk. The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.	Yes	No	No
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment's price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.	No	Yes	Yes
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.	Yes	No	No

Principal Risks	Cohen & Steers Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.	Yes	Yes	Yes
Value Style Risk. Since the Portfolio follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security's intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Portfolio's value investment style may go out of favor with investors, negatively affecting the Portfolio's performance. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds.	No	No	Yes

Analysis of the Fundamental Investment Policies of the Portfolios:

The Cohen & Steers Portfolio and the Acquiring Portfolio have substantially similar fundamental investment policies. The Portfolios have different policies with respect to borrowing money and pledging assets. The Cohen & Steers Portfolio may not borrow money, except that it may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, if in a manner consistent with the Cohen & Steers Portfolio's investment objective and policies, subject to certain conditions described below. The Acquiring Portfolio may not borrow money or pledge its assets, except as permitted by applicable law. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Acquiring Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

The Portfolios also have different diversification restrictions. The Cohen & Steers Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business, while the Acquiring Portfolio may not invest more than 25% of the value of its assets in the securities issuers having their principal business activities in the same industry, subject to certain exceptions.

The Cohen & Steers Portfolio may not, with respect to 50% of its total assets, invest in the securities of any one issuer (other than securities issued by the US Government and its agencies and instrumentalities), if more than 5% of its total assets would be invested in such issuer. In comparison, the Acquiring Portfolio may not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the US Government or its agencies and instrumentalities) if (i) more than 5% of the value of the Acquiring Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.

The Acquiring Portfolio and the Combined Portfolio (as Repositioned) will have identical fundamental investment policies. Fundamental investment policies may not be changed without a majority vote of shareholders as required by the 1940 Act.

Cohen & Steers Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)
Under its fundamental investment restrictions, the Cohen & Steers Portfolio may not:	Under its fundamental investment restrictions, the Acquiring Portfolio and the Combined Portfolio (as Repositioned) may not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. Borrow money, except that the Cohen & Steers Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Cohen & Steers Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Cohen & Steers Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. For the avoidance of doubt, notwithstanding the foregoing, if the Cohen & Steers Portfolio elects to treat reverse repurchase agreements as derivative transactions, it shall comply with the requirements of Rule 18f-4 under the 1940 Act rather than being subject to the 33 1/3% limit. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Cohen & Steers Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

Cohen & Steers Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)

3. Underwrite securities issued by other persons, except to the extent that the Cohen & Steers Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

2. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Cohen & Steers Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Cohen & Steers Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with Cohen & Steers Portfolio's investment policies, or (ii) investing in securities of any kind.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the Cohen & Steers Portfolio may (i) lend portfolio securities in accordance with Cohen & Steers Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Cohen & Steers Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.	5. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

Cohen & Steers Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)

7. The Cohen & Steers Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business. For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

6. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

8. The Cohen & Steers Portfolio may not, with respect to 50% of a Portfolio's total assets, invest in the securities of any one issuer (other than the US Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Cohen & Steers Portfolio would be invested in such issuer.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

Note: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

If a restriction on the Cohen & Steers Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Cohen & Steers Portfolio assets invested in certain securities or other instruments, or a change in average duration of the Cohen & Steers Portfolio's investment portfolio, resulting from changes in the value of the Cohen & Steers Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or a change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Cohen & Steers Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.

Cohen & Steers Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)
With respect to investment restriction (6), the restriction on making loans is not considered to limit the Cohen & Steers Portfolio's investments in loan participations and assignments.

With respect to investment restriction (6), the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Performance of the Cohen & Steers Portfolio

A number of factors, including risk, can affect how the Cohen & Steers Portfolio performs. The information below provides some indication of the risks of investing in the Cohen & Steers Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Cohen & Steers Portfolio and an additional index that represents the market sectors in which the Cohen & Steers Portfolio primarily invests. Past performance does not mean that the Cohen & Steers Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: Effective May 1, 2024, the Cohen & Steers Portfolio's broad-based performance index changed to the S&P 500 Index. The S&P 500 Index is an appropriate broad-based securities market index that represents the overall market applicable to the Cohen & Steers Portfolio. The Cohen & Steers Portfolio will utilize the FTSE NAREIT All-Equity REITs Index as its additional benchmark for performance comparison.

Annual Total Returns

BEST QUARTER: 16.84% (4th Quarter of 2023) WORST QUARTER: -23.37% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
Cohen & Steers Portfolio	12.08%	8.79%	8.29%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
FTSE NAREIT All-Equity REITs Index (reflects no deduction for fees, expenses or taxes)	11.36%	7.59%	7.95%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
Cohen & Steers Portfolio	6.65%	4.92%	6.58%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%
FTSE NAREIT All-Equity REITs Index (reflects no deduction for fees, expenses or taxes)	5.78%	3.40%	6.11%

Performance of the Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Acquiring Portfolio. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The returns presented in the table below only reflect the performance of MFS, J.P. Morgan, and PGIM QS. Effective on or about the date of the Reorganizations, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned," which involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the Repositioning or the Management Fee Reduction if each Reorganization is not approved. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

BEST QUARTER: 19.56% (2nd Quarter of 2020) WORST QUARTER: -22.43% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	23.10%	12.69%	10.27%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	25.25%	12.92%	11.03%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%

Capitalizations of the Cohen & Steers Portfolio and the Acquiring Portfolio Before and After the Reorganizations

The following table sets forth, as of September 30, 2024: (i) the capitalization of the Cohen & Steers Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (as Repositioned) as adjusted to give effect to the Reorganizations.

	Cohen & Steers (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (as Repositioned) (Pro Forma Surviving) (unaudited)
Net assets	$569,127,902	$461,717,547			$1,030,845,449
Total shares outstanding	29,084,251	12,073,273	(14,201,199	)(a)	26,956,325
Net asset value per share	$19.57	$38.24			$38.24

(a)    Reflects the change in shares of the Cohen & Steers Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Cohen & Steers Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Cohen & Steers Portfolio immediately prior to the Reorganizations.

COMPARISON OF THE MFS PORTFOLIO, THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO (AS REPOSITIONED)

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio Shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganization, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganization, shareholders of the MFS Portfolio will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 58-60 of the this Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the MFS Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the MFS Portfolio, Acquiring Portfolio, and Combined Portfolio (as Repositioned) are substantially similar. The investment objective of the MFS Portfolio is to seek capital growth. The investment objective of the Acquiring Portfolio (both currently and as repositioned) is to seek long-term capital appreciation. The investment objectives are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. Each of the MFS Portfolio and the Acquiring Portfolio (both currently and as repositioned) seek to invest at least 80% of its assets in equity securities. The MFS Portfolio has a global equity investment focus, while the Acquiring Portfolio (both currently and as repositioned) focuses its investments in the securities of large-capitalization companies. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the MFS Portfolio will continue to benefit from significant exposure to global equities. In particular the MFS Portfolio allocates approximately 95% to global equities and the Combined Portfolio (as Repositioned) is expected to allocate approximately 98% to global equities. As a result of the Reorganizations, however such exposure will be primarily to US equity instead of foreign equity. For example, the MFS Portfolio currently allocates approximately 52% of its assets to foreign equity of developed markets, whereas as the Combined Portfolio (as Repositioned) is expected to allocate approximately 7% of its assets to foreign equity of developed markets.

Effective on or about the date of the Reorganization, which is expected to occur on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes the Acquiring Portfolio's principal investment strategies. In addition, the contractual management fee for the Acquiring Portfolio will be reduced and the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio." With the exception of the additional subadvisers that are being hired, the investment objective and principal investment strategies of the Combined Portfolio (as Repositioned) will be substantially similar to the principal investment strategies of the Acquiring Portfolio.

	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Investment Objective:	The investment objective of the MFS Portfolio is to seek capital growth.	The investment objective of the Acquiring Portfolio is to seek long-term capital appreciation.	The investment objective of the Combined Portfolio is to seek long-term capital appreciation.
Principal Investment Strategies:

In pursuing its investment objective, the MFS Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include

In pursuing its investment objective, the Combined Portfolio (as Repositioned) normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies.

MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
securities. The MFS Portfolio may invest its assets in US and foreign securities, including emerging market securities.
The MFS Portfolio normally invests its assets across different industries, sectors, countries and regions, but the MFS Portfolio may at times invest a large percentage of its assets in issuers in a single industry, sector, country or region (but in no less than three countries). While the MFS Portfolio may invest its assets in securities of companies of any size, it primarily invests in securities of companies with large capitalizations.
In selecting investments for the MFS Portfolio, the subadviser, MFS, is not constrained by any particular investment style. The MFS Portfolio invests its assets in the stocks of companies the subadviser believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The MFS Portfolio uses an active bottom-up investment approach to buying and selling its investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows,	common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Acquiring Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $6 billion and $2.9 trillion as of January 31, 2024).
PGIM QS employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan and MFS use fundamental investment processes seeking to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.	Equity and equity-related securities include common and preferred stock, other investment companies, including exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Combined Portfolio (as Repositioned), a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $6.7 billion and $3.3 trillion as of June 30, 2024).
PGIM QS employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan uses a fundamental investment process which seeks to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. ClearBridge invests in both growth and value stocks, consisting primarily of large capitalization, blue chip companies that have dominant market positions with a focus on companies that have assets or earnings power that are undervalued/unrecognized by the market, or companies whose stock price has been driven down by cyclical factors, companies with superior demonstrated/expected growth characteristics at reasonable prices or companies that

MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)

competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

ClearBridge believes are well-positioned to sustain or increase growth at a faster rate than market expectations. Dimensional utilizes a systematic approach that targets large-capitalization companies that are determined to have higher profitability (earnings) relative to other US-based large cap firms. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. The MFS Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) have substantially similar investment objectives and substantially similar principal investment strategies. An investment in the MFS Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio (as Repositioned), as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.	Yes	Yes	Yes

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative's value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.	No	Yes	Yes
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio's Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.	Yes	Yes	Yes

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No	No
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes	Yes

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Exchange-Traded Funds (ETF) Risk. Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers' securities as compared to a portfolio that invests in the securities of a larger number of issuers.	Yes	No	Yes
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.	Yes	No	No
Growth Risk. Because the Portfolio normally invests primarily in stocks of growth companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.	No	No	Yes

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	No	Yes
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.	Yes	No	No

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio's ability to sell the securities.	No	No	Yes
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment's price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.	No	Yes	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.	Yes	Yes	Yes
Value Style Risk. Since the Portfolio follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security's intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Portfolio's value investment style may go out of favor with investors, negatively affecting the Portfolio's performance. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds.	No	No	Yes

Analysis of the Fundamental Investment Policies of the Portfolios:

The MFS Portfolio and the Acquiring Portfolio have substantially similar fundamental investment policies. The Portfolios have different policies with respect to borrowing money and pledging assets. The MFS Portfolio may not borrow money, except that it may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, if in a manner consistent with the MFS Portfolio's investment objective and policies, subject to certain conditions. The Acquiring Portfolio may not borrow money or pledge its assets, except as permitted by applicable law. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Acquiring Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

Additionally, there is a minor difference in the terms used to describe the Portfolios' consideration of diversification. In particular, certain government securities are excluded from each Portfolio's test for diversification, and this is further clarified in the Acquiring Portfolio to also exclude "municipal securities."

The Acquiring Portfolio and the Combined Portfolio (as Repositioned) will have identical fundamental investment policies. Fundamental investment policies may not be changed without a majority vote of shareholders as required by the 1940 Act.

MFS Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)
Under its fundamental investment restrictions, the MFS Portfolio may not:	Under its fundamental investment restrictions, the Acquiring Portfolio and the Combined Portfolio (as Repositioned) may not:

MFS Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)
1. Issue senior securities, except as permitted under the 1940 Act.
2. Borrow money, except that the MFS Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the MFS Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the MFS Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. For the avoidance of doubt, notwithstanding the foregoing, if the MFS Portfolio elects to treat reverse repurchase agreements as derivative transactions, it shall comply with the requirements of Rule 18f-4 under the 1940 Act rather than being subject to the 33 1/3% limit. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the MFS Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Underwrite securities issued by other persons, except to the extent that the MFS Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities

2. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the MFS Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

MFS Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the MFS Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the MFS Portfolio's investment policies, or (ii) investing in securities of any kind.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the MFS Portfolio may (i) lend portfolio securities in accordance with the MFS Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the MFS Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.	5. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the MFS Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

6. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

MFS Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the MFS Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the MFS Portfolio.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

Note: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

If a restriction on the MFS Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the MFS Portfolio assets invested in certain securities or other instruments, or a change in average duration of the MFS Portfolio's investment portfolio, resulting from changes in the value of the MFS Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or a change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the MFS Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.
With respect to investment restriction (6), the restriction on making loans is not considered to limit the MFS Portfolio's investments in loan participations and assignments.

With respect to investment restriction (6), the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Performance of the MFS Portfolio

A number of factors, including risk, can affect how the MFS Portfolio performs. The information below provides some indication of the risks of investing in the MFS Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the MFS

Portfolio and an additional index that represents the market sectors in which the MFS Portfolio primarily invests. Past performance does not mean that the MFS Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

BEST QUARTER: 18.12% (2nd Quarter of 2020) WORST QUARTER: -21.97% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
MFS Portfolio	14.02%	10.15%	7.11%
Broad-Based Securities Market Index: MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	24.42%	13.37%	9.18%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	18.85%	8.69%	4.78%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
MFS Portfolio	5.72%	6.65%	6.90%
Broad-Based Securities Market Index: MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	20.75%	12.32%	9.73%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	12.09%	6.98%	4.84%

Performance of the Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Acquiring Portfolio. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The returns presented in the table below only reflect the performance of MFS, J.P. Morgan, and PGIM QS. Effective on or about the date of the Reorganizations, which is expected to be on or about January 27, 2025, the

Acquiring Portfolio will be "repositioned," which involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the Repositioning or the Management Fee Reduction if each Reorganization is not approved. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

BEST QUARTER: 19.56% (2nd Quarter of 2020) WORST QUARTER: -22.43% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	23.10%	12.69%	10.27%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	25.25%	12.92%	11.03%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%

Capitalizations of the MFS Portfolio and the Acquiring Portfolio Before and After the Reorganizations

The following table sets forth, as of September 30, 2024: (i) the capitalization of the MFS Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (as Repositioned) as adjusted to give effect to the Reorganizations.

	MFS Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (as Repositioned) (Pro Forma Surviving) (unaudited)
Net assets	$614,910,298	$461,717,547			$1,076,627,845
Total shares outstanding	18,345,638	12,073,273	(2,265,348	)(a)	28,153,563
Net asset value per share	$33.52	$38.24			$38.24

(a)  Reflects the change in shares of the MFS Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the MFS Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the MFS Portfolio immediately prior to the Reorganizations.

COMPARISON OF THE T. ROWE PORTFOLIO, THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO (AS REPOSITIONED)

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio Shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganization, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganization, shareholders of the T. Rowe Portfolio will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 73-76 of the this Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the T. Rowe Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the T. Rowe Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities. The investment objective of the Acquiring Portfolio (both currently and as repositioned) is to seek long-term capital appreciation. The investment objectives are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The T. Rowe Portfolio invests at least 80% of its assets in natural resources securities, while the Acquiring Portfolio (both currently and as repositioned) will invest at least 80% of its assets in securities of large-capitalization companies. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the T. Rowe Portfolio will continue to benefit from significant exposure to global equities. In particular, the T. Rowe Portfolio allocates approximately 92% to global equities and the Combined Portfolio (as Repositioned) is expected to allocate approximately 98% to global equities. As shareholders of the Combined Portfolio (as Repositioned), however, such exposure will be primarily to domestic large capitalization companies, rather than natural resource related issuers within smaller capitalizations and foreign equities. For example, approximately 26% of the T. Rowe Portfolio is allocated to domestic large capitalization companies whereas the Combined Portfolio (as Repositioned) is expected to allocate approximately 75%. The T. Rowe Portfolio also allocates approximately 37% of its assets to foreign equity and the Combined Portfolio (as Repositioned) is expected to allocate 7%. As shareholders of the Combined Portfolio (as Repositioned), shareholders of the T. Rowe Portfolio will experience a reduction in exposure to cash (from approximately 7% to 1% under the Combined Portfolio's repositioned strategy).

Although shareholders of the T. Rowe Portfolio will no longer have a natural resource focused investment strategy as shareholders of the Combined Portfolio (as Repositioned), the Manager believes that the Reorganizations are in the best interests of shareholders of the T. Rowe Portfolio because of the potential for improved performance due to a reduction in cash exposure and less volatility through exposure to primarily large capitalization domestic equity.

Effective on or about the date of the Reorganization, which is expected to occur on or about January 27, 2025, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the contractual management fee for the Acquiring Portfolio will be reduced and the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio." With the exception of the additional subadvisers that are being hired, the investment objective and principal investment strategies of the Combined Portfolio (as Repositioned) will be substantially similar to the principal investment strategies of the Acquiring Portfolio.

	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Investment Objective:

The investment objective of the T. Rowe Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

		The investment objective of the Acquiring Portfolio is to seek long-term capital appreciation.	The investment objective of the Combined Portfolio is to seek long-term capital appreciation.
Principal Investment Strategies:	In pursuing its investment objective, the T. Rowe Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the securities of natural resource companies.
The T. Rowe Portfolio's subadviser, T. Rowe Price, invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The T. Rowe Portfolio also may invest in other growth companies that we believe have strong potential for earnings growth but do not own or

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of

In pursuing its investment objective, the Combined Portfolio (as Repositioned) normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies.
Equity and equity-related securities include common and preferred stock, other investment companies, including exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other

T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
develop natural resources. The relative percentages invested in natural resource and non-natural resource companies can vary depending on economic and monetary conditions and the T. Rowe Portfolio's subadviser's outlook for inflation. Natural resource companies in which the T. Rowe Portfolio invests typically own, develop, refine, service or transport resources, including energy, metals, forest products, industrials, utilities, chemicals, real estate, and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.
In pursuing its investment objective, the T. Rowe Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the T. Rowe Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the T. Rowe Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. The T. Rowe Portfolio may also invest in other investment companies and illiquid investments.
The T. Rowe Portfolio may invest up to 50% of its total assets in foreign and emerging markets securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related	the Acquiring Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $6 billion and $2.9 trillion as of January 31, 2024).
PGIM QS employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan and MFS use fundamental investment processes seeking to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.	derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Combined Portfolio (as Repositioned), a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $6.7 billion and $3.3 trillion as of June 30, 2024).
PGIM QS employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan uses a fundamental investment process which seeks to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. ClearBridge invests in both growth and value stocks, consisting primarily of large-capitalization, blue chip companies that have dominant market positions with a focus on companies that have assets or earnings power that are undervalued/unrecognized by the market, or companies whose stock price has been driven down by cyclical factors, companies with superior demonstrated/expected growth characteristics at reasonable prices or companies that ClearBridge believes are well-positioned to sustain or increase growth at a faster rate than market expectations. Dimensional utilizes a systematic approach that targets large-capitalization companies that are determined

T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)

growth. The T. Rowe Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The T. Rowe Portfolio's investments in foreign securities, or even in US companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

to have higher profitability (earnings) relative to other US-based large cap firms. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. An investment in the T. Rowe Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio (as Repositioned), as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.

Principal Risks	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes

Principal Risks	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.	No	Yes	Yes
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio's investments, including the risk that the currencies in which the Portfolio's investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio's holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio's attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.	Yes	No	No

Principal Risks	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative's value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.	Yes	Yes	Yes
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio's Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.	Yes	Yes	Yes

Principal Risks	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No	No
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes	Yes

Principal Risks	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Exchange-Traded Funds (ETF) Risk. Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers' securities as compared to a portfolio that invests in the securities of a larger number of issuers.	Yes	No	Yes
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.	Yes	No	No
Growth Risk. Because the Portfolio normally invests primarily in stocks of growth companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.	No	No	Yes

Principal Risks	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Illiquid Investments Risk. Illiquid investments risk exists when particular investments made by the Portfolio are difficult to purchase or sell. The Portfolio may make investments that may become less liquid in response to market developments, lack of a trading market, or adverse investor perceptions. If the Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. It also may be the case that other market participants may be attempting to liquidate illiquid holdings at the same time as the Portfolio, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. An inability to sell a portfolio position can adversely affect the Portfolio's value or prevent the Portfolio from being able to take advantage of other investment opportunities.	Yes	No	No
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	No	Yes
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	No	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes

Principal Risks	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio's ability to sell the securities.	No	No	Yes
Natural Resources Investment Risk. The Portfolio's investments will expose the Portfolio to the risk of investment in natural resource companies. The market value of securities of natural resource companies may be affected by numerous factors, including changes in commodity prices, events occurring in nature, inflationary pressures, imposition of import controls, international political and economic developments, environmental incidents, resources conservation, the success of exploration projects, and tax and other government regulations. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Companies in the natural resources industry are at risk for environmental damage claims. Political risks and the other risks to which non-US securities are subject may affect domestic companies if they have significant operations or investments in non-US countries. In addition, rising interest rates and general economic conditions may affect the demand for natural resources.	Yes	No	No
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	Yes	No	No

Principal Risks	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment's price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.	No	Yes	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.	Yes	Yes	Yes
Value Style Risk. Since the Portfolio follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security's intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Portfolio's value investment style may go out of favor with investors, negatively affecting the Portfolio's performance. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds.	No	No	Yes

Analysis of the Fundamental Investment Policies of the Portfolios:

The T. Rowe Portfolio and the Acquiring Portfolio have substantially similar fundamental investment policies. The T. Rowe Portfolio and the Acquiring Portfolio have different policies with respect to borrowing money and pledging assets. The T. Rowe Portfolio may not borrow money, except that it may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, if in a manner consistent with the T. Rowe Portfolio's investment objective and program, subject to certain conditions. The Acquiring Portfolio may not borrow money or pledge its assets, except as permitted by applicable law. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Acquiring Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

Neither the T. Rowe Portfolio nor the Acquiring Portfolio may purchase or sell physical commodities. The T. Rowe Portfolio may enter into futures contracts and options on physical commodities. With respect to the Acquiring Portfolio, the restriction does not prohibit the Acquiring Portfolio from (i) engaging in options and futures transactions and forward foreign currency contracts in accordance with the Acquiring Portfolio's investment policies, or (ii) investing in securities of any kind.

Neither the T. Rowe Portfolio nor the Acquiring Portfolio may invest more than 25% of its assets in the securities of issuers having their principal business activities in same industry. However, with respect to the Acquiring Portfolio, this restriction further clarifies that it does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto).

Additionally, there are minor differences in the terms used to describe the T. Rowe Portfolio's and the Acquiring Portfolio's restriction on underwriting securities. In particular, each of the T. Rowe Portfolio and the Acquiring Portfolio may underwrite securities to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities, and this is further clarified in the T. Rowe Portfolio to only be permitted when the T. Rowe Portfolio is deemed to be an underwriter "in the ordinary course of pursuing its investment program."

The Acquiring Portfolio and the Combined Portfolio (as Repositioned) will have identical fundamental investment policies. Fundamental investment policies may not be changed without a majority vote of shareholders as required by the 1940 Act.

T. Rowe Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)
Under its fundamental investment restrictions, the T. Rowe Portfolio may not:	Under its fundamental investment restrictions, the Acquiring Portfolio and the Combined Portfolio (as Repositioned) may not:
1. Borrow money except that the T. Rowe Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the T. Rowe Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the T. Rowe Portfolio's total assets

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and

T. Rowe Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)
(including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. For the avoidance of doubt, notwithstanding the foregoing, if the T. Rowe Portfolio elects to treat reverse repurchase agreements as derivative transactions, it shall comply with the requirements of Rule 18f-4 under the 1940 Act rather than being subject to the 33 1/3% limit. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
8. Issue senior securities except in compliance with the 1940 Act;

collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the T. Rowe Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry. For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry;

6. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

T. Rowe Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)
4. Make loans, although the T. Rowe Portfolio may (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the T. Rowe Portfolio's total assets; (ii) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance; (iii) purchase money market securities and enter into repurchase agreements; and (iv) acquire publicly-distributed or privately-placed debt securities and purchase debt;	5. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the T. Rowe Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;
6. Purchase a security if, as a result, with respect to 75% of the value of the T. Rowe Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the T. Rowe Portfolio (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities);

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the T. Rowe Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

9. Underwrite securities issued by other persons, except to the extent that the T. Rowe Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

2. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

T. Rowe Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)
Note: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.
With respect to investment restriction (2), the T. Rowe Portfolio does not consider currency contracts or hybrid investments to be commodities.

If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or a change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

For purposes of investment restriction (3), US, state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the T. Rowe Portfolio's semi-annual and annual reports.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.

For purposes of investment restriction (4), the T. Rowe Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

With respect to investment restriction (6), the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Performance of the T. Rowe Portfolio

A number of factors, including risk, can affect how the T. Rowe Portfolio performs. The information below provides some indication of the risks of investing in the T. Rowe Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the T. Rowe Portfolio and an additional index that represents the market sectors in which the T. Rowe Portfolio primarily invests. Past performance does not mean that the T. Rowe Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

BEST QUARTER: 21.95% (2nd Quarter of 2020) WORST QUARTER: -35.66% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
T. Rowe Portfolio	1.35%	8.75%	2.58%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Lipper Global Natural Resources Funds Index (reflects no deduction for fees, expenses or taxes)	1.19%	12.48%	2.69%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
T. Rowe Portfolio	9.65%	7.45%	1.84%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%
Lipper Global Natural Resources Funds Index (reflects no deduction for fees, expenses or taxes)	8.89%	11.34%	2.05%

Performance of the Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Acquiring Portfolio. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The returns presented in the table below only reflect the performance of MFS, J.P. Morgan, and PGIM QS. Effective on or about the date of the Reorganizations, which is expected to be on or about January 27, 2025, the Acquiring Portfolio will be "repositioned," which involves hiring ClearBridge and Dimensional as additional subadvisers to the Acquiring Portfolio to serve alongside J.P. Morgan and PGIM QS, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the Repositioning or the Management Fee Reduction if each Reorganization is not approved. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

BEST QUARTER: 19.56% (2nd Quarter of 2020) WORST QUARTER: -22.43% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	23.10%	12.69%	10.27%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	25.25%	12.92%	11.03%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%

Capitalizations of the T. Rowe Portfolio and the Acquiring Portfolio Before and After the Reorganizations

The following table sets forth, as of September 30, 2024: (i) the capitalization of the T. Rowe Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (as Repositioned) as adjusted to give effect to the Reorganizations.

	T. Rowe Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (as Repositioned) (Pro Forma Surviving) (unaudited)
Net assets	$222,548,883	$461,717,547			$684,266,430
Total shares outstanding	6,964,565	12,073,273	(1,144,772	)(a)	17,893,066
Net asset value per share	$31.95	$38.24			$38.24

(a)    Reflects the change in shares of the T. Rowe Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the T. Rowe Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the T. Rowe Portfolio immediately prior to the Reorganizations.

COMPARISON OF THE TARGET PORTFOLIOS,
ACQUIRING PORTFOLIO, AND COMBINED PORTFOLIO (AS REPOSITIONED)

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio Shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Capitalizations of the Target Portfolios, Acquiring Portfolio and Combined Portfolio (as Repositioned) Before and After the Reorganizations

The following tables set forth, as of September 30, 2024: (i) the capitalization of each of the Target Portfolios, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (as Repositioned) (all Portfolios) as adjusted to give effect to the Reorganizations.

	ClearBridge Portfolio (unaudited)	Cohen & Steers Portfolio (unaudited)	MFS Portfolio (unaudited)	T. Rowe Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (as Repositioned) (Pro Forma Surviving) (unaudited)
Net assets	$432,829,013	$569,127,902	$614,910,298	$222,548,883	$461,717,547	$—		$2,301,133,643
Total shares outstanding	12,118,048	29,084,251	18,345,638	6,964,565	12,073,273	(18,410,617	)(a)	60,175,158
Net asset value per share	$35.72	$19.57	$33.52	$31.95	$38.24	$—		$38.24

(a)    Reflects the change in shares of the Target Portfolios upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolios would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolios immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIOS,
THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO (AS REPOSITIONED)

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) ClearBridge as subadviser to the ClearBridge Portfolio, (iii) Cohen & Steers as subadviser to the Cohen & Steers Portfolio, (iv) MFS as subadviser to the MFS Portfolio and the Acquiring Portfolio, (v) T. Rowe Price as subadviser to the T. Rowe Portfolio, (vi) J.P. Morgan and PGIM QS as subadvisers to the Acquiring Portfolio, and (vii) ClearBridge, Dimensional, J.P. Morgan and PGIM QS as subadvisers to the Combined Portfolio (as Repositioned).

Investment Management Arrangements

The Target Portfolios and the Acquiring Portfolio are managed by both PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. For ease of reference, the term Manager is used to refer to both PGIM Investments and ASTIS.

As of September 30, 2024, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $318.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

As of September 30, 2024, ASTIS served as investment manager to certain Prudential US open-end investment companies with aggregate assets of approximately $118.7 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolios and the Acquiring Portfolio (the "Management Agreements"), provide that the Manager will furnish the Target Portfolios and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolios and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services to each Portfolio.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolios and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolios and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for a Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of a Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of a Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the applicable Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreements and the subadvisory agreements is available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolios and the Acquiring Portfolio. The ClearBridge Portfolio is subadvised by ClearBridge. The Cohen & Steers Portfolio is subadvised by Cohen & Steers. The MFS Portfolio is subadvised by MFS. The T. Rowe Portfolio is subadvised by T. Rowe Price. The Acquiring Portfolio is subadvised by MFS, J.P. Morgan, and PGIM QS. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganizations are approved, the Combined Portfolio (as Repositioned) will be subadvised by ClearBridge, Dimensional, J.P. Morgan, and PGIM QS.

Descriptions of the subadvisers and the portfolio managers are set forth below:

ClearBridge Portfolio

ClearBridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of September 30, 2024, ClearBridge's assets under management were approximately $193.3 billion, including $41.4 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. For purposes of this statement, ClearBridge consists of ClearBridge Investments, LLC and its affiliated managers whose businesses have been operationally integrated with ClearBridge's, including ClearBridge Investments Limited and its subsidiaries in Australia and a part of Franklin Templeton Investments Corp. doing business as ClearBridge Investments in Canada.

The portfolio managers jointly and primarily responsible for management of the ClearBridge Portfolio are Michael Clarfeld, Peter Vanderlee, and John Baldi.

Mr. Clarfeld is a Managing Director and Portfolio Manager at ClearBridge. He joined ClearBridge or its predecessor companies in 2006. Michael Clarfeld, CFA, has 24 years of investment industry experience.

Mr. Vanderlee is a Managing Director and Portfolio Manager at ClearBridge. He joined ClearBridge or its predecessor companies in 1999. Peter Vanderlee, CFA, has 25 years of investment industry experience and 11 years of related industry experience.

Mr. Baldi is a Managing Director and a Portfolio Manager of ClearBridge and has 26 years of industry experience. He joined ClearBridge or its predecessor in 2004.

Cohen & Steers Portfolio

Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. (CNS), a publicly traded company whose common stock is listed on the New York Stock Exchange. As of September 30, 2024, CNS managed approximately $91.8 billion in assets. Cohen & Steers' address is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

The portfolio managers jointly and primarily responsible for the day-to-day management of the Cohen & Steers Portfolio are: Jon Cheigh, Jason Yablon, and Mathew Kirschner.

Jon Cheigh—Mr. Cheigh joined the Advisor in 2005 and currently serves as Chief Investment Officer, Executive Vice President, Chief Investment Officer and Head of the Global Real Estate investment team. He is based in New York.

Jason A. Yablon—Mr. Yablon joined the Advisor in 2004 and currently serves as Executive Vice President and head of the US Real Estate investment team. He is based in New York.

Mathew Kirschner—Mr. Kirschner joined Cohen & Steers in 2004 and currently serves as Senior Vice President and a member of the US real estate investment team. Mr. Kirschner is a Chartered Financial Analyst charterholder. He is based in New York.

Cohen & Steers utilizes a team-based approach in managing the Portfolio. Messrs. Cheigh, Yablon and Kirschner direct and supervise the execution of the Portfolio's investment strategy.

MFS Portfolio

MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $638.6 billion as of August 31, 2024.

The portfolio managers jointly and primarily responsible for the day-to-day management of the MFS Portfolio are Roger Morley and Ryan McAllister, CFA.

Roger Morley, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2002.

Ryan McAllister, CFA, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2007.

T. Rowe Portfolio

T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.57 trillion in assets as of June 30, 2024. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price manages the T. Rowe Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the T. Rowe Portfolio and works with the Committee in developing and executing the T. Rowe Portfolio's investment program. Shinwoo Kim is the Investment Advisory Committee Chairman for the T. Rowe Portfolio.

Shinwoo Kim is the portfolio manager for the Global Natural Resources Equity Strategy, including the New Era Fund. He is the president and chairman of the fund's Investment Advisory Committee. In addition, Shinwoo is a member of the Investment Advisory Committees of the US Large-Cap Value Equity and US Large-Cap Equity Income Strategies. He is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. Shinwoo has been with T. Rowe Price since 2009, beginning in the US Equity Division as an investment analyst covering energy. Prior to joining the firm, he served as a summer equity research analyst for MFS Investment Management, focusing on the railroad industry. He also was a senior consultant/engineer for AT&T, Inc., and a managed network operation engineer for Sprint Corp. Shinwoo earned a dual B.S., magna cum laude, in electrical engineering and computer engineering from North Carolina State University and an M.B.A. in finance from the University of Pennsylvania, The Wharton School.

Acquiring Portfolio and Combined Portfolio (as Repositioned)

PGIM Investments. (Acquiring Portfolio and Combined Portfolio (as Repositioned)) Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Acquiring Portfolio's (both currently and as repositioned) asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub-advisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest's wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

MFS Segment. (Acquiring Portfolio only) The MFS co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Acquiring Portfolio managed by MFS are Alison O'Neill Mackey and Jude Jason.

Alison O'Neill Mackey, Co-Chief Investment Officer of Equity-Americas of MFS, is a co-portfolio manager of the Portfolio. She has been employed in the investment area of MFS since 2005.

Jude Jason, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2012.

J.P. Morgan Segment. (Acquiring Portfolio and Combined Portfolio (as Repositioned)) J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of September 30, 2024, J.P. Morgan and its affiliated companies had approximately $3.350 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

The J.P. Morgan co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Acquiring Portfolio (both currently and as repositioned) are Scott Davis and Shilpee Raina.

Scott B. Davis, managing director, is a portfolio manager in the US Equity Group. An employee since 2006, Scott was previously a media and internet analyst in the US Equity Research Group. Prior to joining J.P. Morgan, Scott was an analyst at Jennison Associates, First Union, and Schroder Wertheim. He holds a B.S. from Drexel University and an M.B.A. from Columbia Business School.

Shilpee Raina, Executive Director, is a portfolio manager on the Large Cap Core Equity Strategy within the US Equity Group. An employee since 2005, Shilpee was previously a research analyst on the JPMorgan Equity Income and US Value Funds, concentrating on the consumer sectors. Shilpee holds a B.S. in Commerce with concentrations in Finance and Accounting from The University of Virginia's McIntire School of Commerce and is a CFA charterholder.

PGIM QS Segment. (Acquiring Portfolio and Combined Portfolio (as Repositioned)) PGIM QS a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential. The firm was founded in 1975 as the quantitative equity and multi-asset business of PGIM, Inc. As of September 30, 2024, PGIM QS managed approximately $102.87 billion (which includes AUA of $2.76 billion)* in quantitative equity and multi-asset for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco** and London, PGIMQS's primary address is 655 Broad, Newark, New Jersey 07102.

*  PGIM QS also provides model portfolios for certain accounts, the assets of which (Assets Under Administration) are not included in our quarterly Assets Under Management. As of 9/30/2024, PGIM QS had $2,760 million of Assets Under Administration.

**  PGIM QS does not conduct investment advisory activities from this location.

The PGIM QS co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Acquiring Portfolio (both currently and as repositioned) managed by PGIM QS are Stacie L. Mintz, CFA, and Devang Gambhirwala.

Stacie L. Mintz, CFA, is a Managing Director and Head of Quantitative Equity for PGIM QS. She leads the portfolio managers on the Quantitative Equity team and is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for PGIM QS. Stacie has over two decades of portfolio management experience, focusing on long-only and long-short equity investing for more than 15 years at PGIM. Prior to that, she managed strategic and tactical asset allocation for several institutional and retail funds at PGIM. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

Devang Gambhirwala is a Managing Director and Portfolio Manager for PGIM QS working within the Quantitative Equity and Multi-Asset teams. He is responsible for portfolio management, analysis and research for Quantitative Equity portfolios, including the oversight of long-short strategies since their inception over 20 years ago. In addition, Devang has managed options-based defensive equity strategies for the Multi-Asset team for more than 30 years. Prior to joining PGIM QS, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM, Inc. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

ClearBridge Segment. (Combined Portfolio (as Repositioned) only) The ClearBridge portfolio managers who will be jointly and primarily responsible for the day-to-day management of the segment of the Combined Portfolio (as Repositioned) managed by ClearBridge are Scott K. Glasser, Michael A. Kagan, and Stephen Rigo.

Scott K. Glasser is a Chief Investment Officer and a Portfolio Manager and Managing Director of ClearBridge. Mr. Glasser, born 1966, joined ClearBridge in 2005. Previously, he was a Managing Director of Citigroup Global Markets Inc. ("CGM") and served as a Portfolio Manager of CGM's Smith Barney Asset Management division. Mr. Glasser joined CGM's predecessor in 1993. Previously, he was an Analyst at Bear Stearns from 1992 to 1993. Mr. Glasser holds a B.A. degree in Political Science and Spanish from Middlebury College and an M.B.A. from Pennsylvania State University.

Michael Kagan is a Managing Director and Portfolio Manager. Michael co-manages the Appreciation strategy. He joined a predecessor organization in 1994 and has 37 years of investment industry experience. Michael is a member of the ClearBridge Proxy and Brokerage Committees. Michael previously was employed as an equity analyst for Zweig Advisors and was portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. He received his BA in Economics from Harvard College and attended the Massachusetts Institute of Technology Sloan School of Management.

Stephen Rigo, CFA is a Portfolio Manager and Managing Director. Stephen co-manages the Appreciation Strategy. He joined ClearBridge in 2016 as a Sector Analyst covering financials, and in 2019 was named a Senior Portfolio Analyst on the Appreciation Strategy. He has 23 years of investment industry experience. Prior to joining ClearBridge, he was a Portfolio Strategist at Moore Capital Management. He was previously an Analyst at York Capital Management and a Senior Analyst at Green Arrow Capital, covering financials in both roles. He was also a Research Associate at Friedman, Billings, Ramsey, covering Life Insurance. Stephen received at BSBA in Finance from Boston College. He is a member of the CFA Institute.

Dimensional Segment. (Combined Portfolio (as Repositioned) only) Dimensional, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of September 30, 2024, assets under management for all Dimensional affiliated advisors totaled approximately $794 billion.

The Dimensional co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Combined Portfolio (as Repositioned) managed by Dimensional are John Hertzer, Jed Fogdall, and Allen Pu.

John A. Hertzer is a Vice President and a Senior Portfolio Manager of the Sub-Adviser. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined the Sub-Adviser in 2013, has been a portfolio manager since 2016, and will be responsible for the Fund beginning January 2025.

Jed S. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and a Senior Portfolio Manager of the Sub-Adviser. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Sub-Adviser as a portfolio manager in 2004, and will be responsible for the Fund beginning January 2025.

Allen Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President and a Senior Portfolio Manager of the Sub-Adviser. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Sub-Adviser as a portfolio manager in 2006, and will be responsible for the Fund beginning January 2025.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that will be responsible for the day-to-day portfolio management of the Combined Portfolio (as Repositioned) if the Reorganizations are approved, the SAI corresponding to this Prospectus/Proxy Statement contains an explanation of the structure of, and method(s) used by each of ClearBridge, Dimensional, J.P. Morgan, and PGIM QS to determine portfolio manager compensation, as well as an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Combined Portfolio's investments and investments in other accounts. The SAI of the Trust contains this information with respect to each portfolio manager primarily responsible for the day-to-day management of the Target Portfolios and the Acquiring Portfolio.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI corresponding to this Prospectus/Proxy Statement provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Combined Portfolio (as Repositioned), other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers. The SAI of the Trust contains this information with respect to each portfolio manager primarily responsible for the day-to-day portfolio management of the Target Portfolios and the Acquiring Portfolio.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) are set forth below:

The ClearBridge Portfolio

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

The Cohen & Steers Portfolio

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

The MFS Global Portfolio

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

The T. Rowe Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

The Acquiring Portfolio

0.5825% of average daily net assets up to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

The Combined Portfolio (as Repositioned) (effective as of the Reorganization date)*

0.5625% of average daily net assets up to $750 million;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

*  At the Board meeting held on August 23, 2024, the Board approved an amendment to the Management Agreement between the Manager and the Acquiring Portfolio to reflect a reduction in the contractual management fee rates for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about January 27, 2025).

Assuming completion of the Reorganizations and based on the assets under management for each of the Portfolios as of June 30, 2024, the effective management fee rate for the Combined Portfolio (as Repositioned) would be 0.56% based on the revised contractual investment management fee rate of the Combined Portfolio (as Repositioned). Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of June 30, 2024, and assuming completion of the Reorganizations on that date and taking into account the revised management fee, the pro forma annualized total gross and net operating expense ratios for the Combined Portfolio (as Repositioned) are lower than the annualized total gross and net operating expense ratios of the Target Portfolios, respectively.

Management Fees

Set forth below are the total effective annualized management fees paid (as a percentage of average net assets) net of waivers by each Portfolio to the Manager during 2023:

Portfolio	Total Effective Annualized Management Fees Paid
ClearBridge Portfolio	0.65%
Cohen & Steers Portfolio	0.79%
MFS Portfolio	0.82%
T. Rowe Portfolio	0.61%
Acquiring Portfolio	0.51%

VOTING INFORMATION

Approval of each Reorganization requires approval by a majority of the outstanding voting securities of the relevant Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of a Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve a Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Second Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolios, will vote all shares of the Target Portfolios, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the respective proposal, against the respective proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager and other portfolios in the Trust will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the proposal.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Over the Internet;

•  Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. Broadridge, Inc. serves as the solicitor and the Participating Insurance Companies will pay such costs for solicitation. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIOS
AND THE ACQUIRING PORTFOLIO

Each Portfolio is a separate series of the Trust, which is an open-end management investment company registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolios and the Acquiring Portfolio is included in the prospectus and SAI under file number 033-24962, dated May 1, 2024, as supplemented and amended, and the portions of that prospectus and SAI relating to the Target Portfolios and the Acquiring Portfolio are incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of each Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis with respect to the Portfolios. The annual reports are available both from the SEC and from the Trust. These materials are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of these materials may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Portfolios had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolios	Shares/Votes Outstanding
AST ClearBridge Dividend Growth Portfolio	12,141,826.228
AST Cohen & Steers Realty Portfolio	29,357,623.751
AST MFS Global Equity Portfolio	18,398,455.462
AST T. Rowe Price Natural Resources Portfolio	6,950,727.294
AST Large-Cap Core Portfolio	12,048,307.235

As of the Record Date, all of the shares of the Portfolios are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of a Portfolio.

Target/ Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST ClearBridge Dividend Growth Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,482,157.750 / 5.15%
	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	1,936,051.333 / 5.95%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,205,450.280 / 9.93%
	ADVANCED SERIES TRUST AST ADVANCED STRATEGIES PORTFOLIO	2 GATEWAY CTR 6TH FL NEWARK NJ 07102-5008	1,023,292.474 / 8.43%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	903,380.435 / 7.44%
AST Cohen & Steers Realty Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY	ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,620,445.114 / 6.18%
	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	4,978,892.930 / 16.96%

Target/ Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,432,906.357 / 15.10%
	PRUDENTIAL INSURANCE CO OF AMERICA PRUDENTIAL FINANCIAL PRUBENEFIT	FUNDING ATTN TESSIE BUSINELLI 80 LIVINGSTON AVENUE BUILDING, ROS 3 ROSELAND NJ 07068-0000	3,594,318.469 / 12.24%
	PRUCO LIFE INSURANCE COMPANY PRU LIFE	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,673,323.549 / 9.11%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-000	1,547,886.699 / 5.27%
AST MFS Global Equity Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9,071,104.753 / 49.30%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,202,098.220 / 22.84%
	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	4,001,841.774 / 21.75%
AST T. Rowe Price Natural Resources Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,008,753.332 / 57.67%

Target/ Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	2,402,903.948 / 34.57%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	477,947.211 / 6.88%
AST Large-Cap Core Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,026,054.353 / 58.32%
	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	3,915,551.642 / 32.50%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY	655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,017,264.428 / 8.44%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of each of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights that follow will help you evaluate the financial performance of the Target Portfolios and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolios and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the Target Portfolios and the Acquiring Portfolio for the fiscal year ended December 31, 2023 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by another independent registered public accounting firm. The Trust's financial statements are included in the applicable annual reports to shareholders, which are available upon request. The financial highlights for the Target Portfolios and the Acquiring Portfolio for the six-month period ended June 30, 2024, are unaudited and are included in the applicable semi-annual reports to shareholders, which are available upon request.

	AST ClearBridge Dividend Growth Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$30.81		$26.95	$29.15	$23.04	$22.00	$16.79
Income (Loss) From Investment Operations:
Net investment income (loss)	0.24		0.51	0.48	0.21	0.29	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.92		3.35	(2.68)	5.90	0.75 (b)	4.94
Total from investment operations	2.16		3.86	(2.20)	6.11	1.04	5.21
Capital Contributions	—		—	—	—	—	—	(c)(d)(e)
Net Asset Value, end of period	$32.97		$30.81	$26.95	$29.15	$23.04	$22.00
Total Return(f)	7.01%		14.32%	(7.55)%	26.52%	4.73%	31.03	%(g)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$409		$494	$808	$1,058	$1,715	$2,469
Average net assets (in millions)	$442		$661	$938	$1,340	$1,972	$1,884
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.96	%(i)	0.93%	0.91%	0.91%	0.91%	0.91%
Expenses before waivers and/or expense reimbursement	0.97	%(i)	0.96%	0.94%	0.93%	0.92%	0.92%
Net investment income (loss)	1.54	%(i)	1.81%	1.79%	0.84%	1.42%	1.33%
Portfolio turnover rate(j)	12%		27%	34%	9%	69%	18%

(a)  Calculated based on average shares outstanding during the period.

(b)  The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)  Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(d)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(e)  Amount rounds to zero.

(f)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(g)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)  Does not include expenses of the underlying funds in which the Portfolio invests.

(i)  Annualized.

(j)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	AST Cohen & Steers Realty Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$16.79		$14.98	$20.07	$14.05	$14.46	$11.02
Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.32	0.19	0.08	0.22	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.14)		1.49	(5.28)	5.94	(0.63)	3.25
Total from investment operations	0.04		1.81	(5.09)	6.02	(0.41)	3.44
Capital Contributions	—		—	—	—	—	—	(b)(c)
Net Asset Value, end of period	$16.83		$16.79	$14.98	$20.07	$14.05	$14.46
Total Return(d)	0.24%		12.08%	(25.36)%	42.85%	(2.84)%	31.22	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$528		$522	$432	$556	$547	$616
Average net assets (in millions)	$505		$489	$509	$544	$502	$600
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.08	%(g)	1.08%	1.10%	1.10%	1.08%	1.05%
Expenses before waivers and/or expense reimbursement	1.12	%(g)	1.12%	1.11%	1.11%	1.11%	1.10%
Net investment income (loss)	2.28	%(g)	2.07%	1.11%	0.50%	1.64%	1.45%
Portfolio turnover rate(h)	18%		42%	46%	42%	89%	79%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Amount rounds to zero.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)  Does not include expenses of the underlying funds in which the Portfolio invests.

(g)  Annualized.

(h)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	AST Large-Cap Core Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$31.39		$25.50	$30.72	$24.03	$21.62	$17.27
Income (Loss) From Investment Operations:
Net investment income (loss)	0.09		0.21	0.23	0.16	0.20	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.08		5.68	(5.45)	6.53	2.21	4.10
Total from investment operations	5.17		5.89	(5.22)	6.69	2.41	4.35
Capital Contributions	—		—	—	—	—	—	(b)(c)
Net Asset Value, end of period	$36.56		$31.39	$25.50	$30.72	$24.03	$21.62
Total Return(d)	16.47%		23.10%	(16.99)%	27.84%	11.15%	25.19	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$446		$404	$358	$749	$3,610	$2,113
Average net assets (in millions)	$427		$374	$473	$1,854	$2,675	$2,211
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.86	%(g)	0.83%	0.80%	0.80%	0.81%	0.81%
Expenses before waivers and/or expense reimbursement	0.90	%(g)	0.90%	0.89%	0.83%	0.82%	0.83%
Net investment income (loss)	0.51	%(g)	0.76%	0.86%	0.62%	0.96%	1.26%
Portfolio turnover rate(h)	44%		66%	58%	48%	127%	93%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Amount rounds to zero.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)  Does not include expenses of the underlying funds in which the Portfolio invests.

(g)  Annualized.

(h)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	AST MFS Global Equity Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$30.10		$26.40	$32.18	$27.54	$24.12	$18.56
Income (Loss) From Investment Operations:
Net investment income (loss)	0.16		0.21	0.16	0.08	0.12	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62		3.49	(5.94)	4.56	3.30	5.34
Total from investment operations	0.78		3.70	(5.78)	4.64	3.42	5.56
Capital Contributions	—		—	—	—	—	—	(b)(c)(d)
Net Asset Value, end of period	$30.88		$30.10	$26.40	$32.18	$27.54	$24.12
Total Return(e)	2.59%		14.02%	(17.96)%	16.85%	14.18%	29.96	%(f)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$572		$589	$542	$793	$749	$725
Average net assets (in millions)	$584		$558	$615	$777	$642	$685
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.11	%(h)	1.11%	1.11%	1.09%	1.12%	1.11%
Expenses before waivers and/or expense reimbursement	1.12	%(h)	1.12%	1.12%	1.10%	1.13%	1.11%
Net investment income (loss)	1.07	%(h)	0.74%	0.57%	0.28%	0.52%	1.03%
Portfolio turnover rate(i)	12%		12%	9%	9%	32%	10%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the Portfolio invests.

(h)  Annualized.

(i)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	AST T. Rowe Price Natural Resources Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023		2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$29.31		$28.92		$27.26	$22.02	$22.52	$19.27
Income (Loss) From Investment Operations:
Net investment income (loss)	0.31		0.65		0.74	0.44	0.34	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.64		(0.26	)(b)	0.92	4.80	(0.84)	2.86
Total from investment operations	1.95		0.39		1.66	5.24	(0.50)	3.25
Capital Contributions	—		—		—	—	—	—	(c)(d)(e)
Net Asset Value, end of period	$31.26		$29.31		$28.92	$27.26	$22.02	$22.52
Total Return(f)	6.65%		1.35%		6.09%	23.80%	(2.22)%	16.87	%(g)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$215		$266		$391	$674	$401	$417
Average net assets (in millions)	$228		$334		$533	$620	$327	$394
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.94	%(i)	0.94%		0.96%	0.99%	1.05%	1.03%
Expenses before waivers and/or expense reimbursement	1.09	%(i)	1.06%		1.02%	1.01%	1.07%	1.04%
Net investment income (loss)	2.08	%(i)	2.24%		2.66%	1.75%	1.79%	1.84%
Portfolio turnover rate(j)	12%		101%		46%	44%	102%	50%

(a)  Calculated based on average shares outstanding during the period.

(b)  The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)  Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(d)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(e)  Amount rounds to zero.

(f)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(g)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)  Does not include expenses of the underlying funds in which the Portfolio invests.

(i)  Annualized.

(j)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Additional Information About the Acquiring Portfolio

AST-CCMT-STMT

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of [December 11, 2024]. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

As of the date hereof, AST on behalf of Acquiring Portfolio and other series of AST ("Other Target Portfolios") is entering into plans of reorganization pursuant to which Acquiring Portfolio will acquire all the assets and assume all the liabilities of each Other Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio, and each Other Target Portfolio will distribute such Acquiring Portfolio Shares to the shareholders of the Other Target Portfolio in complete liquidation of such Other Target Portfolio (each such transaction an "Other Reorganization").

The Reorganization[, together with the Other Reorganizations,] is intended to be treated as a "partnership merger" under Section 708 of the Internal Revenue Code of 1986, as amended, (the "Code") and the U.S. Treasury regulations promulgated thereunder, pursuant to which the combined Portfolio is treated as a continuation of the Portfolio [(including the Other Target Portfolios)] that has the greater [greatest] net asset value on the Closing Date, as defined below, (the "Continuing Portfolio") and the other Portfolio[s] is [are] treated as terminating (the "Terminating Portfolio[s]").

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all of the liabilities of the Target Portfolio, as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net

asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be [January 27, 2025], or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024, present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes and has not made any election or taken any other action inconsistent with such treatment. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid IRS Form W-8BEN (or other appropriate series of IRS Form W-8, as the case may be) or IRS Form W-9 for each Target Portfolio shareholder of record, which IRS Form W-8 or Form W-9, as applicable, can be associated with reportable payments made by the Target Portfolio to such shareholder or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio Shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's

Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes and has not made any election or taken any other action inconsistent with such treatment. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The Acquiring Portfolio, or its agents, (i) holds a valid IRS Form W-8BEN (or other appropriate series of IRS Form W-8, as the case may be) or IRS Form W-9 for each Acquiring Portfolio shareholder of record, which IRS Form W-8 or Form W-9, as applicable, can be associated with reportable payments made by the Acquiring Portfolio to such shareholder or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(h)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(i)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(m)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Code Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's U.S. federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all U.S. federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Ropes & Gray LLP, in form and substance satisfactory to AST, substantially to the effect that (i) the Continuing Portfolio's tax basis in the assets of the Terminating Portfolio treated as transferred to the Continuing Portfolio in the Reorganization should be the same as the Terminating Portfolio's tax basis in such assets immediately prior to the Reorganization (except to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property), and (ii) the Continuing Portfolio's holding periods in the assets treated as received from the Terminating Portfolio in the Reorganization should include the Terminating Portfolio's holding periods in such assets.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact. Such opinion will be based on existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and will be subject to certain qualifications.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by [PGIM Investments LLS/AST Investment Services Inc.] or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by [December 31, 2025], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless

AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, ______________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
[Target Portfolio Name]	AST Large-Cap Equity Portfolio (formerly, AST Large-Cap Core Portfolio)

Exhibit B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO

For purposes of this Exhibit B, references to "the Portfolio" refer to the Acquiring Portfolio.

Purchasing and Redeeming Portfolio Shares

Investments in the Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus/Proxy Statement, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolio. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of portfolios.

The Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. Such procedures for providing proper notice of a redemption request are described in further detail in the prospectus for the applicable Contract. However, it may take the Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Under normal circumstances, the Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). The Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Portfolio's holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolio's use of redemptions in-kind is discussed below.

Redemption in Kind

The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in-kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PGIM Investments (the PGIM Investment funds), which seek to prevent patterns of frequent purchases and redemptions of shares by its investors. Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolio. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent the Portfolio invests in foreign securities, the Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent the Portfolio invests in certain fixed income securities, such as high yield bonds or certain asset-backed securities, the Portfolio may also constitute an effective vehicle for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.

Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolio, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the

Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by the Portfolio are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that the Portfolio determines its NAV.

With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Portfolio uses to determine its NAV may differ from the security's published or quoted price. If the Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for the Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio's NAV by short-term traders.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. Each business day, the Portfolio's current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolio as underlying investment options for Contracts.

With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

To determine the Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price ("NOCP") on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Short-term debt securities held by the Portfolio, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Distributor & Distribution Arrangements

The Trust offers a single class of shares on behalf of the Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. The class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. PAD's principal business address is 1 Corporate Drive, Shelton, Connecticut 06484.

The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for the shares of the Portfolio. Under the 12b-1 Plan, the shares of the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The maximum annual shareholder services and distribution ("12b-1") fee for the Portfolio's shares is 0.25% of the average daily net assets of the Portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

PAD may receive payments from certain subadvisers of the Portfolio or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.

US Federal Income Taxes

The Portfolio currently intends to be treated as a partnership for US federal income tax purposes that is not a "publicly traded partnership" as defined in Section 7704 of the Code for US federal income tax purposes. If the Portfolio were not to qualify for such treatment, it could be subject to US federal income tax at the Portfolio level, which generally would reduce the value of an investment in the Portfolio. As a result of the Portfolio's treatment as a partnership that is not a publicly traded partnership, the Portfolio is generally not itself subject to US federal income tax. Instead, the Portfolio's income, gains, losses, deductions, credits and other tax items are "passed through" pro rata directly to the shareholders of the Portfolio, generally the investing portfolios (without regard to whether such corresponding amounts are distributed from the Portfolio) and retain the same character for US federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

The shares of the Portfolio are owned by the investing portfolios, which are owned by separate accounts of Participating Insurance Companies, and may be owned by qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of the investing portfolio pursuant to the applicable US Treasury regulations without impairing the ability of the separate accounts of the Participating Insurance Companies to satisfy the diversification requirements of Section 817(h) of the Code.

The Portfolio intends to comply with the diversification requirements currently imposed by the Code and US Treasury regulations promulgated thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If the Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and thus income and gain allocable to the Contracts could be taxable currently to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. Furthermore, if any underlying portfolio fails to comply with the diversification requirements for any taxable year, such failure could cause an insurance company separate account indirectly invested in such an underlying portfolio through the Portfolio to fail to satisfy the separate diversification requirements, with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

Owners of Contracts should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investing in the Portfolio, including the application of US federal, state, local and non-US taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.

Payments to Affiliates

PGIM Investments and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolio as an investment option. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolio.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments', ASTIS', the subadviser's or PAD's participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, subadvisers, or PAD and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the subadviser and PAD, depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolio as an investment option.

Index Description

S&P 500 Index*. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

* The S&P 500 Index (the Index) is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by PGIM QS, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM, Inc., PGIM Limited and/or their affiliates (collectively, Licensee). Standard & Poor's®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee's product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, S&P Dow Jones Indices). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee's product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee's product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices' only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee's product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee's product(s) into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee's product(s) or the timing of the issuance or sale of Licensee's product(s) or in the determination or calculation of the equation by which Licensee's product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee's product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee's product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee's product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE'S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated October 29, 2024

655 Broad Street
Newark, New Jersey 07102

Reorganizations of AST ClearBridge Dividend Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST MFS Global Equity Portfolio, and the AST T. Rowe Price Natural Resources Portfolio into the AST Large-Cap Core Portfolio

This Statement of Additional Information (the "SAI") relates to the combined Prospectus/Proxy Statement for the Reorganizations of each of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust") into the AST Large-Cap Core Portfolio (the "Acquiring Portfolio," and together with the Target Portfolios, the "Portfolios"), a separate series of the Trust, dated October 28, 2024 (such combined Proxy Statement and Prospectus being referred to herein as the "Prospectus/Proxy Statement").

Target Portfolio	Referred to Herein As
AST ClearBridge Dividend Growth Portfolio	ClearBridge Portfolio
AST Cohen & Steers Realty Portfolio	Cohen & Steers Portfolio
AST MFS Global Equity Portfolio	MFS Portfolio
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Portfolio

The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate portfolios, each of which is, for investment purposes, in effect a separate fund. The ClearBridge Portfolio was organized in Massachusetts and launched on February 25, 2013. The Cohen & Steers Portfolio was organized in Massachusetts and launched on January 2, 1998. The MFS Portfolio was organized in Massachusetts and launched on October 18, 1999. The T. Rowe Portfolio was organized in Massachusetts and launched on May 2, 1995. The Acquiring Portfolio was organized in Massachusetts and launched on April 29, 2013. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940, as amended (the "1940 Act") other than the Cohen & Steers Portfolio, which is a non-diversified investment company.

This SAI relates specifically to the proposed transfer of all of the Target Portfolios' assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the liabilities of each Target Portfolio, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolios shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, each Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their applicable Target Portfolio shares. A vote in favor of the Plan of Reorganization (the "Plan") by the shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the applicable Target Portfolio and the termination of such Target Portfolio as a separate series of the Trust. The acquisition of all of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its shareholders, is referred to herein as the "Reorganization," and these transactions are collectively referred to herein as the "Reorganizations." If shareholders of each Target Portfolio approve the applicable Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio and each Target Portfolio will liquidate.

This SAI consists of: (i) this Cover Page, (ii) the information set forth below, and (iii) the following described documents, each of which is incorporated herein by reference and accompanies this SAI:

●	The Statement of Additional Information for the Trust on behalf of each Portfolio, dated May 1, 2024, as supplemented and amended to date, under file number 033-24962;
●	The audited financial statements contained in the annual report of the Portfolios dated December 31, 2023, under file number 811-05186; and
●	The unaudited financial statements contained in the Form N-CSRS of the Portfolios dated June 30, 2024, under file number 811-05186.

This SAI is not a prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganizations. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the "SEC") maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding the Trust.

S-1

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

Page No.
Supplemental Financial Information	S-3
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio (as Repositioned)	S-4

S-2

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of each of the Target Portfolios and the Acquiring Portfolio, and the fees and expenses of each of the Target Portfolios on a pro forma basis after giving effect to the proposed Reorganizations, is included in the "Comparison of Investment Management Fees and Total Fund Operating Expenses" sections of the Prospectus/Proxy Statement.

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Portfolio are not included in this SAI.

Following the Reorganizations, the Acquiring Portfolio will be the accounting and performance survivor, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio (as Repositioned)."

The Reorganizations will not result in a material change to each Target Portfolio's investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by each Target Portfolio is eligible to be held by the Acquiring Portfolio. However, it is anticipated that approximately 73.2% of the ClearBridge Portfolio's holdings, 99.4% of the Cohen & Steers Portfolio’s holdings, 85.50% of the MFS Portfolio's holdings, and 94% of the T. Rowe Portfolio's holdings will be aligned or sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. Each Target Portfolio will bear its own transaction costs related to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be $50,000 (0.002% of ClearBridge Portfolio's net assets) for the ClearBridge Portfolio, $92,000 (0.004% of Cohen & Steers Portfolio's net assets) for the Cohen & Steers Portfolio, $145,000 (0.007% of MFS Portfolio's net assets) for the MFS Portfolio, and $54,000 (0.002% of T. Rowe Portfolio's net assets) for the T. Rowe Portfolio.

There are no material differences in the accounting policies of the Target Portfolios as compared to those of the Acquiring Portfolio.

S-3

ADDITIONAL INFORMATION RELATING TO THE
ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO (AS REPOSITIONED)

Introduction

Additional information relating specifically to the Acquiring Portfolio and the Combined Portfolio (as Repositioned) is set forth below.

Subadvisory Agreements for the Acquiring Portfolio and the Combined Portfolio

PGIM Investments ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager") both serve as investment managers of the Acquiring Portfolio and will serve as the investment managers to the Combined Portfolio (as Repositioned). Massachusetts Financial Services Company ("MFS"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), and PGIM Quantitative Solutions LLC ("PGIM QS") currently serve as the subadvisers to the Acquiring Portfolio. Effective on or about the date of the Reorganizations, which is expected to be on or about January 27, 2025, ClearBridge Investments, LLC ("ClearBridge") and Dimensional Fund Advisors LP ("Dimensional") will serve as subadvisers to the Combined Portfolio (as Repositioned) alongside J.P. Morgan and PGIM QS.

The Manager has entered into subadvisory agreements with each of the subadvisers referenced above pursuant to which the Manager (and not the Acquiring Portfolio or the Combined Portfolio (as Repositioned)) pays or will pay each subadviser the annualized fees shown below.

Subadvisers	Current Contractual Subadvisory Fee Rate*	Contractual Subadvisory Fee Rate (effective January 27, 2025)**
Massachusetts Financial Services Company	0.21% of average daily net assets to $500 million; 0.195% of average daily net assets on the next $500 million; 0.185% of average daily net assets over $1 billion	N/A
J.P. Morgan Investment Management Inc.	0.20% of average daily net assets to $500 million; 0.18% of average daily net assets on the next $500 million; 0.17% of average daily net assets over $1 billion	0.195% on all daily net assets
PGIM Quantitative Solutions LLC	0.15% of average daily net assets to $1.5 billion; 0.14% of average daily net assets over $1.5 billion	0.128% on all daily net assets
ClearBridge Investments, LLC	N/A	0.20% on all daily net assets
Dimensional Fund Advisors LP	N/A	0.16% on all daily net assets

*Notes to Current Contractual Subadvisory Fee Rates:

MFS: MFS has agreed to voluntarily reduce its monthly subadvisory fees paid by the Manager by the following percentages based on the combined aggregate assets subadvised by MFS across the existing MFS sleeves and portfolios: 0% discount on first $5 billion, 5% from $5 to $7.5 billion, 7.5% from $7.5 to $10 billion, 10% from $10 to $20 billion, 15% from $20 to $30 billion, and 20% over $ 30 billion. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the applicable portfolios (or the portion thereof subadvised by MFS). In the event that the combined average daily net assets of the applicable portfolios are $5 billion or less during any particular calendar month, then this voluntary fee reduction will not be applicable for the respective month. MFS reserves the right to withdraw this waiver by delivery of a written notice to the Manager, which withdrawal shall become effective 30 days after such delivery.

PGIM QS: PGIM QS has agreed to voluntarily reduce its subadvisory fees by the below percentages based on the combined annualized subadviser fees received across the existing PGIM QS sleeves and portfolios: 0% discount on first $5 million, 2.5% from $5 to $7.5 million, 5% from $7.5 to $10 million, 7.5% from $10 to $12.5 million, 12.5% from $12.5 to $15 million, and 15% over $15 million. This voluntary fee reduction applies to the following PGIM QS sleeves: AST Academic Strategies Asset Allocation Portfolio (PGIM QS sleeves), AST Advanced Strategies Portfolio (PGIM QS sleeves), AST Balanced Asset Allocation Portfolio (PGIM QS sleeves), AST Capital Growth Asset Allocation Portfolio (PGIM QS sleeves), AST Large-Cap Core Portfolio (PGIM QS), AST International Equity Portfolio (PGIM QS Sleeve), AST Preservation Asset Allocation Portfolio (PGIM QS sleeves), AST Prudential Growth Allocation Portfolio (PGIM QS sleeves), and AST Quantitative Modeling Portfolio (PGIM QS) (the Nine Portfolios).

The PGIM Quantitative Solutions Waiver discounts PGIM QS's combined annualized subadvisory fees that it receives with respect to the assets it manages in the Nine Portfolios. The size of the fee discount varies depending on the amount of such combined annual subadvisory fees.

**Notes to Proposed Contractual Subadvisory Fee Rates:

J.P. Morgan: J.P. Morgan has agreed to waive its subadvisory fee in an amount equal to the revenue received for investments in funds or ETFs affiliated with J.P. Morgan. Although not expected, this may result in a negative effective subadvisory fee, or payment from J.P. Morgan to the Manager.

For the purpose of calculating the subadvisory fee for the portfolios managed by J.P. Morgan, a fee discount of 10% is applied based on the combined average daily net assets of the J.P. Morgan managed portfolios: AST Academic Strategies Asset Allocation Portfolio; AST Advanced Strategies Portfolio; AST Balanced Asset Allocation Portfolio; AST Capital Growth Asset Allocation Portfolio; AST Core Fixed Income Portfolio; AST International Equity Portfolio; AST J.P. Morgan Aggressive Multi-Asset Portfolio; AST J.P. Morgan Conservative Multi-Asset Portfolio; AST J.P. Morgan Fixed Income Central Portfolio; AST J.P. Morgan Moderate Multi-Asset Portfolio; AST Large-Cap Equity Portfolio; AST Large-Cap Growth Portfolio; AST Large-Cap Value Portfolio; and AST Preservation Asset Allocation Portfolio.

Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam Investment Management, LLC ("Putnam"), and Western Asset Management Company, LLC/Western Asset Management Company Limited (collectively, "Western Asset"): For purposes of calculating the advisory fee payable to any Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) managed portfolio/sleeves, the advisory fee will be greater of:

(a) aggregated assets managed by Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) on all Advanced Series Trust portfolios subject to the following schedule: Up to $2 billion - 0%; between $2 - $4 billion – 5%; between $4 -$5 billion – 10%; between $5-$10 billion – 15%; and over $10 billion – 20%; or

(b) Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) maintains a certain market share as agreed upon between the Manager and Franklin Templeton and affiliated investment advisors. Market share will be calculated based on assets managed by Franklin Templeton and affiliated investment advisors as a percentage of assets included in certain AST portfolios.

S-4

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Combined Portfolio (as Repositioned)

The following table sets forth information about the Combined Portfolio (as Repositioned) and accounts other than the Combined Portfolio (as Repositioned) for which the portfolio managers are primarily responsible for day-to-day portfolio management as of September 30, 2024. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of September 30, 2024.

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Investments LLC (Strategic Investment Research Group)	Rick Babich	12/$20,909,657,532	0/$0	0/$0	None
	Jeff Peasley	12/$20,909,657,532	0/$0	0/$0	None
Clearbridge	Scott K. Glasser	6/$12,791,529,055.5	2/$227,443,164.6	7,931/$3,250,122,445.1	Over $1 million
	Michael A. Kagan	6/$12,791,529,055.5	2/$227,443,164.6	7,931/$3,250,122,445.1	Over $1 million
	Stephen Rigo	6/$12,791,529,055.5	2/$227,443,164.6	7,931/$3,250,122,445.1	0-$500,000
Dimensional	John Hertzer	31/$197,999,318,562	3/$5,815,953,580	4/$9,820,501,179	None
	Jed Fogdall	127/$557,323,617,874	28/$27,832,026,527 1/$199,114,381	1,136/$41,359,708,508 4/$2,020,345,043	None
	Allen Pu	63/$312,317,621,146	15/$19,912,867,374	0/$0	None
J.P. Morgan	Scott Davis	26/$40.2 million	7/24.1 million	38/$23.1 million	None
	Shilpee Raina	26/$40.2 million	7/24.1 million	32/$23.1 million	None
PGIM QS(1)	Devang Gambhirwala	20/$16,506,899,952.73	3/$433,740,406.05	25/$6,352,735,508.75 4/$560,525,837.46	None
	Stacie L. Mintz, CFA	44/$37,302,700,419.25	14/$3,482,103,601.22	44/$14,460,715,630.40 8/$2,292,434,114.15	None

(1) Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account). “PGIM Quantitative Solutions Registered Investment Companies” includes mutual fund accounts and exchanged traded fund accounts. PGIM Quantitative Solutions may manage multiple accounts for a single Registered Investment Company. Each such account is included in the number of “Registered Investment Companies” noted above. “PGIM Quantitative Solutions LLC Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “PGIM Quantitative Solutions LLC Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Combined Portfolio (as Repositioned)

PGIM Investments LLC (PGIM Investments)

PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

●	Attract and reward highly qualified employees
●	Align with critical business goals and objectives
●	Link to the performance results relevant to the business segment and Prudential
●	Retain top performers
●	Pay for results and differentiate levels of performance
●	Foster behaviors and contributions that promote Prudential's success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest ⅓ per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

S-5

ClearBridge Investments, LLC (ClearBridge or the Firm)

COMPENSATION. ClearBridge's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. A Portfolio Manager's initial incentive award is based on his or her ongoing contribution to ClearBridge's investment and business results as well as externally measured competitive pay practices for the Portfolio Manager's position and experience within the Firm. Portfolio Manager compensation is reviewed and modified each year, as appropriate, to reflect changes in the market and to ensure the continued alignment with the aforementioned goals. ClearBridge's portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

●	Cash Incentive Award

●	ClearBridge's Deferred Incentive Plan ("CDIP") - a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For Portfolio Managers, one-half of this deferral tracks the performance of their primary managed product, and one-half can be elected to track the performance of one or more of ClearBridge's managed funds. Consequently, Portfolio Managers can have up to 100% of their CDIP award tracking the performance of their primary managed product. For Research Analysts, their deferral is elected to track the performance of one or more of ClearBridge managed funds. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

●	Restricted Stock Deferral - a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

●	Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund's Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

●	Appropriate risk positioning that is consistent with the strategy's investment philosophy and approach to generation of alpha;

●	Overall Firm profitability and performance;

●	Amount and nature of assets managed by the portfolio manager;

●	Contributions for asset retention, gathering and client satisfaction;

●	Contribution to mentoring, coaching and/or supervising;

●	Contribution and communication of investment ideas in ClearBridge's investment meetings and on a day to day basis; and

●	Market compensation survey research by independent third parties.

POTENTIAL CONFLICTS OF INTEREST.

Potential conflicts of interest may arise when the fund's portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund's portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager's management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Dimensional Fund Advisors LP (Dimensional)

DESCRIPTION OF COMPENSATION STRUCTURE. Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

●	Base salary - Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.

●	Semi-Annual Bonus - Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional, as determined from time to time by Dimensional's Board of Directors or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in Dimensional's Long-Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. Other accounts may include registered mutual funds (other than the Portfolios) and exchange-traded funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("Accounts"). An Account may have similar investment objectives to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio. Actual or apparent conflicts of interest include:

●	Time Management. The management of the Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolios and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolios.

●	Investment Opportunities. It is possible that at times identical securities will be held by a Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that a Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for a Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolios and other Accounts.

●	Broker Selection. With respect to securities transactions for the Portfolios, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separately managed accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

●	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

●	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

J.P. Morgan Investment Management Inc. (JPMorgan)

POTENTIAL CONFLICTS.

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

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JPMorgan and/or its affiliates ("JPMorgan Chase") perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM ("Other Accounts") engage in short sales of the same securities held by a Portfolio, JPMIM could be seen as harming the performance of a Portfolio for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Portfolio invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Portfolio has also invested and these activities could have an adverse effect on the Portfolio. For example, if a Portfolio holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Portfolio (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Portfolio invests may use the proceeds of the Portfolio's investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Portfolio's results will suffer whereas the Other Account's performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Portfolio will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients. JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan's duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

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Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION. JPMIM's compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The compensation framework for JPMIM Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the "Mandatory Investment Plan" or "MIP") and/or equity-based JPMorgan Chase Restricted Stock Units ("RSUs") with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee's pay level.

The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:

●	Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;

●	The scale and complexity of their investment responsibilities;

●	Individual contribution relative to the client's risk and return objectives;

●	Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and

●	Adherence with JPMorgan's compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance ("ESG") factors that are intended to be assessed in investment decision- making.

In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan's risk and control professionals is considered in assessing performance and compensation.

Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan's "MIP". In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager's pay with that of the client's experience/return.

For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.

For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee's respective manager and reviewed by senior management.).

In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).

To hold individuals responsible for taking risks inconsistent with JPMorgan's risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:

●	Reducing or altogether eliminating annual incentive compensation;

●	Canceling unvested awards (in full or in part);

●	Clawback/recovery of previously paid compensation (cash and / or equity);

●	Demotion, negative performance rating or other appropriate employment actions; and

●	Termination of employment.

The precise actions we take with respect to accountable individuals are based on circumstances including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.

In evaluating each portfolio manager's performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:

Name of Fund	Benchmark
AST Large-Cap Equity Portfolio	S&P 500 Index

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PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions for purposes of this section)

COMPENSATION.  PGIM Quantitative Solutions' investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. PGIM Quantitative Solutions regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person's contribution to PGIM Quantitative Solutions' goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is based on the performance of certain PGIM Quantitative Solutions strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (PGIM Quantitative Solutions' ultimate parent company). Both such values are subject to increase or decrease. The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of a fund (or any other individual account managed by PGIM Quantitative Solutions) or the value of the assets of a fund (or any other individual account managed by PGIM Quantitative Solutions).

The annual cash bonus pool is determined by business results as measured by PGIM Quantitative Solutions' pretax income.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Quantitative Solutions is subject to various conflicts of interest in the ordinary course of its business. PGIM Quantitative Solutions strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Quantitative Solutions seeks to address such conflicts through one or more of the following methods:

●	Elimination of the conflict;

●	Disclosure of the conflict; or

●	Management of the conflict through the adoption of appropriate policies and procedures.

PGIM Quantitative Solutions follows Prudential Financial's policies on business ethics, personal securities trading, and information barriers. PGIM Quantitative Solutions has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Quantitative Solutions cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Side-by-side management of multiple accounts can create incentives for PGIM Quantitative Solutions to favor one account over another. Examples are detailed below, followed by a discussion of how PGIM Quantitative Solutions addresses these conflicts.

●	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. PGIM Quantitative Solutions manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client's portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to PGIM Quantitative Solutions than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for PGIM Quantitative Solutions to favor one account over another. Specifically, PGIM Quantitative Solutions could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, PGIM Quantitative Solutions takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that PGIM Quantitative Solutions subadvises, may differ from fees charged for single client accounts.

●	Long Only/Long-Short Accounts. PGIM Quantitative Solutions manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Quantitative Solutions may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that PGIM Quantitative Solutions is taking inconsistent positions with respect to a particular security in different client accounts.

●	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. PGIM Quantitative Solutions manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, PGIM Quantitative Solutions' investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

●	Affiliated Accounts. PGIM Quantitative Solutions manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Quantitative Solutions could have an incentive to favor accounts of affiliates over others.

●	Non-Discretionary Accounts or Model Portfolios. PGIM Quantitative Solutions provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When PGIM Quantitative Solutions manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executive discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if PGIM Quantitative Solutions delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

●	Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Quantitative Solutions.

Securities of the Same Kind or Class. PGIM Quantitative Solutions sometimes buys or sells or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Quantitative Solutions' trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. Although such pricing differences could appear as preferences for one client over another, PGIM Quantitative Solutions' trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. PGIM Quantitative Solutions may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade in any other account. Opposite way trades are generally due to differences in investment strategy, portfolio composition, or client direction.

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How PGIM Quantitative Solutions Addresses These Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence PGIM Quantitative Solutions' allocation of investment opportunities as well as its timing, aggregation and allocation of trades. PGIM Quantitative Solutions has developed policies and procedures designed to address these conflicts of interest.  PGIM Quantitative Solutions' Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to PGIM Quantitative Solutions or PGIM Quantitative Solutions personnel's pecuniary, investment or other financial interests.

In keeping with its fiduciary obligations, PGIM Quantitative Solutions' policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably over time. PGIM Quantitative Solutions' investment strategies generally require that PGIM Quantitative Solutions invest its clients' assets in securities that are publicly traded. PGIM Quantitative Solutions generally does not participate in IPOs. PGIM Quantitative Solutions' investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors reduce the risk that PGIM Quantitative Solutions could favor one client over another in the allocation of investment opportunities. PGIM Quantitative Solutions' compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, the allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in PGIM Quantitative Solutions side-by-side management and trading so that PGIM Quantitative Solutions may take measures to correct or improve its processes. PGIM Quantitative Solutions' Trade Management Oversight Committee, which consists of senior members of PGIM Quantitative Solutions' management team, reviews, among other things, trading patterns, execution impact on client accounts and broker performance, on a periodic basis.

PGIM Quantitative Solutions rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. PGIM Quantitative Solutions may choose to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution.  Orders are generally allocated at the time of the transaction or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined.

With respect to PGIM Quantitative Solutions' management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. PGIM Quantitative Solutions' review is intended to identify situations where PGIM Quantitative Solutions would seem to have conflicting views of the same security in different portfolios, although such views may actually be reasonable and consistent due to differing portfolio constraints.

PGIM Quantitative Solutions' Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Quantitative Solutions is part of a diversified, global financial services organization. It is affiliated with many types of US and non-US financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

Conflicts Related to PGIM Quantitative Solutions' Affiliations.

Conflicts Arising Out of Legal Restrictions. PGIM Quantitative Solutions may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of PGIM Quantitative Solutions' relationship with Prudential Financial and its other affiliates. For example, PGIM Quantitative Solutions holdings of a security on behalf of its clients are required under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds. Prudential tracks these aggregate holdings and PGIM Quantitative Solutions may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Quantitative Solutions, Prudential or PGIM Quantitative Solutions' clients if such thresholds are exceeded. In addition, PGIM Quantitative Solutions could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. PGIM Quantitative Solutions is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates. PGIM Quantitative Solutions' trading of Prudential Financial common stock for its clients' portfolios also presents a conflict of interest and, consequently, PGIM Quantitative Solutions does so only when permitted by its clients.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Related to PGIM Quantitative Solutions Multi-Asset Class Services. PGIM Quantitative Solutions performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. Where, in these arrangements, PGIM Quantitative Solutions also manages underlying funds or accounts within asset classes included in the mutual fund guidelines, PGIM Quantitative Solutions will allocate assets to such underlying funds, vehicles, or accounts. In these circumstances, PGIM Quantitative Solutions receives both an asset allocation fee and a management fee. As a result, PGIM Quantitative Solutions has an incentive to allocate assets to an asset class or vehicle that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the established guidelines for each asset class or fund.

PGIM Quantitative Solutions' affiliates can have an incentive to seek to influence PGIM Quantitative Solutions' asset allocation decisions, for example to facilitate hedging or improve profit margins.  Through training and the establishment of communication barriers, however, PGIM Quantitative Solutions seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what PGIM Quantitative Solutions believes to be the best interests of the funds and in compliance with applicable guidelines.  PGIM Quantitative Solutions also believes that it makes such allocations in a manner consistent with its fiduciary obligations.

In certain arrangements PGIM Quantitative Solutions subadvises mutual funds for the Investment Manager through a program where they have selected PGIM Quantitative Solutions as a manager, resulting in PGIM Quantitative Solutions' collection of subadvisory fees from them. The Investment Manager also selects managers for some of PGIM Quantitative Solutions' asset allocation products and, in certain cases, is compensated by PGIM Quantitative Solutions for these services under service agreements. The Investment Manager and PGIM Quantitative Solutions may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.

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Conflicts Related to PGIM Quantitative Solutions Financial Interests and the Financial Interests of PGIM Quantitative Solutions' Affiliates. PGIM Quantitative Solutions, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of PGIM Quantitative Solutions have financial interests in, or relationships with, companies whose securities PGIM Quantitative Solutions holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Quantitative Solutions or to the Prudential enterprise.  At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Quantitative Solutions on behalf of its client accounts. For example, PGIM Quantitative Solutions invests in the securities of one or more clients for the accounts of other clients. PGIM Quantitative Solutions' affiliates sell various products and/or services to certain companies whose securities PGIM Quantitative Solutions purchases and sells for its clients.  PGIM Quantitative Solutions' affiliates hold public and private debt and equity securities of a large number of issuers.  PGIM Quantitative Solutions invests in some of the same issuers for its client accounts but at different levels in the capital structure.  For instance, PGIM Quantitative Solutions may invest client assets in the equity of companies whose debt is held by an affiliate.  Certain of PGIM Quantitative Solutions' affiliates (as well as directors of PGIM Quantitative Solutions' affiliates) are officers or directors of issuers in which PGIM Quantitative Solutions invests from time to time.  These issuers may also be service providers to PGIM Quantitative Solutions or its affiliates.  In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Quantitative Solutions makes investment decisions for each client independently considering the best economic interests of such client.

Certain of PGIM Quantitative Solutions' employees may offer and sell securities of, and units in, commingled funds that PGIM Quantitative Solutions manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for PGIM Quantitative Solutions' employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to PGIM Quantitative Solutions. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, PGIM Quantitative Solutions performs suitability checks on new clients as well as on an annual basis with respect to all clients.

Conflicts Related to Long-Term Compensation. A portion of the long-term incentive grant of some of PGIM Quantitative Solutions' investment professionals will increase or decrease based on the annual performance of several of PGIM Quantitative Solutions' strategies over defined time periods. Consequently, some of PGIM Quantitative Solutions' portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, PGIM Quantitative Solutions has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with PGIM Quantitative Solutions' fiduciary obligations, as well as with the account's investment objectives, investment strategies and restrictions. Specifically, PGIM Quantitative Solutions' chief investment officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of PGIM Quantitative Solutions' Trade Management Oversight Committee.

Conflicts Related to Service Providers. PGIM Quantitative Solutions retains third party advisors and other service providers to provide various services for PGIM Quantitative Solutions as well as for funds that PGIM Quantitative Solutions manages or subadvises.  A service provider may provide services to PGIM Quantitative Solutions or one of its funds while also providing services to PGIM, Inc. (PGIM) other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship.  PGIM Quantitative Solutions may benefit from negotiated fee rates offered to its funds and vice-versa.  There is no assurance, however, that PGIM Quantitative Solutions will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.

Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of PGIM Quantitative Solutions. When PGIM Quantitative Solutions identifies an actual or potential conflict of interest between PGIM Quantitative Solutions and its clients or affiliates, PGIM Quantitative Solutions votes in accordance with the policy of its proxy voting advisor rather than its own policy. In that manner, PGIM Quantitative Solutions seeks to maintain the independence and objectivity of the vote.

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